N-CSRS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS
(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: January 31, 2020

Item 1. Report to Shareholders

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Integrity Mid-North American Resources Fund

Semi-Annual Report | January 31, 2020

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the six months ended January 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

The semi-annual period saw the S&P 500 TR Index (“S&P”) return 9.31%. Wage growth, lower unemployment, robust consumer spending, and declining interest rates boosted investor confidence over the period. Trade war fears permeated the markets and scared investors, although fears of a near-term recession began to fade. The period ended in the midst of a virus outbreak from China, concerning investors that it may have a negative effect on the global economy.

During the period, most of the companies comprising the S&P reported earnings covering the second and third calendar quarters. For second quarter, those companies reported earnings that grew approximately 3.2% on revenue growth of 4.7%, year-over-year, with 74% beating analyst expectations. Although positive, the rate of earnings growth dropped significantly from 24.9% in the same period of the prior year. For third quarter, those S&P companies reported earnings that fell approximately -0.3% on revenue growth of 3.9%, year-over-year, with 75% beating analyst expectations. While earnings growth was negative for the third quarter, it is expected to be positive in 2020, accelerating upward throughout the year.

The U.S. Bureau of Labor Statistics reported that the unemployment rate declined over the period. Starting at 3.7%, it dropped down to 3.5% before ending the period in January at 3.6%. This marks the lowest unemployment rate since 1969, a 50-year low.

After reducing the fed funds target range by 0.25% in July, the Federal Open Market Committee (“FOMC”) dropped the target range by another 0.25% at both its September and October 2019 meetings. The target range currently sits at 1.50-1.75% after reaching a high of 2.25-2.50% at the end of 2018. The FOMC noted that the labor market remained strong, economic activity was rising at a moderate rate, job gains were solid, and the unemployment rate remained low.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. Utilities was a close second, rising as investors sought yield and safety amid declining interest rates and trade war fears. The worst performing sector was energy as investors feared too much supply and too little demand growth.

The Fund’s total returns for Class A, C, and I shares were 6.72%*, 6.33%*, and 6.85%*, respectively, for the six-months ended January 31, 2020 while the S&P returned 9.31% over the same period. The Fund is in the Morningstar Large Value category which returned 4.89% over the same period. The Fund outperformed its Morningstar Category and underperformed the S&P. The underperformance relative to the S&P was primarily driven by an underweight allocation to information technology and an overweight allocation to energy. Aiding relative performance was an overweight allocation to utilities.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (the “Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.51%, 2.26%, and 1.26% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	15.15%	8.00%	9.71%	N/A	10.76%
Class A With sales charge (5.00%)	9.36%	6.18%	8.59%	N/A	10.02%
Class C Without CDSC	14.29%	7.20%	N/A	N/A	9.33%
Class C With CDSC (1.00%)	13.29%	7.20%	N/A	N/A	9.33%
Class I Without sales charge	15.42%	8.26%	N/A	N/A	8.73%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.51%, 2.26%, and 1.26% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the six months ended January 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

The semi-annual period saw the S&P 500 TR Index (“S&P”) return 9.31%. Wage growth, lower unemployment, robust consumer spending, and declining interest rates boosted investor confidence over the period. Trade war fears permeated the markets and scared investors, although fears of a near-term recession began to fade. The period ended in the midst of a virus outbreak from China, concerning investors that it may have a negative effect on the global economy.

During the period, most of the companies comprising the S&P reported earnings covering the second and third calendar quarters. For second quarter, those companies reported earnings that grew approximately 3.2% on revenue growth of 4.7%, year-over-year, with 74% beating analyst expectations. Although positive, the rate of earnings growth dropped significantly from 24.9% in the same period of the prior year. For third quarter, those S&P companies reported earnings that fell approximately -0.3% on revenue growth of 3.9%, year-over-year, with 75% beating analyst expectations. While earnings growth was negative for the third quarter, it is expected to be positive in 2020, accelerating upward throughout the year.

The U.S. Bureau of Labor Statistics reported that the unemployment rate declined over the period. Starting at 3.7%, it dropped down to 3.5% before ending the period in January at 3.6%. This marks the lowest unemployment rate since 1969, a 50-year low.

After reducing the fed funds target range by 0.25% in July, the Federal Open Market Committee (“FOMC”) dropped the target range by another 0.25% at both its September and October 2019 meetings. The target range currently sits at 1.50-1.75% after reaching a high of 2.25-2.50% at the end of 2018. The FOMC noted that the labor market remained strong, economic activity was rising at a moderate rate, job gains were solid, and the unemployment rate remained low.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. The utility sector was a close second, rising as investors sought yield and safety amid declining interest rates and trade war fears. The worst performing sector was energy as investors feared too much supply and too little demand growth.

The 3Q2019 truly proved how anemic sentiment towards crude oil and energy equities has become. During the quarter, there was a strike on Saudi Arabia’s oilfield and infrastructure that shut in 5.7 million barrels of oil per day. The initial move in crude oil was a sharply higher, however, within two weeks, crude oil was trading below where it was before the attack. This attack left the markets heavily undersupplied over the third quarter, with estimates as high as a 2.5 million barrel per day deficit, and crude oil fell 7.78% over the quarter. This emphasizes that investors seem to be solely focused on 2020 demand concerns and until sentiment changes, crude oil and energy equities may struggle to break higher.

For the 3Q2019, the Fund (Class A shares) returned -5.81% compared to a loss of -7.34% for the S&P 1500 Energy Composite and a loss of -10.05% for the Morningstar Equity Energy category. WTI crude oil decreased 7.13% to end the quarter at $54.07 and Brent crude oil decreased 7.13% to end the quarter at $59.25. At the end of the third quarter, the Brent-WTI differential was $5.18.

The energy sector got off to a negative start in the 4Q2019, trading lower over the first two months, even as crude oil traded higher. However, December saw a significant snapback for the sector, trading up 7% over the month. OPEC production cuts and progression on the U.S./China trade deal all contributed to the strong December returns for the energy sector. At the beginning of December, OPEC agreed to additional production cuts of 400,000 barrels of oil per day (bopd). Saudi Arabia will be committing to 170-175,000 bopd, with the rest being split between the remaining OPEC countries. This set a solid floor for crude prices and created a much needed tailwind for the commodity. Additionally, U.S. and China made great progression on “Phase 1” of the trade deal. This is important because its removes uncertainty on the impact tariffs would have on consumption and industrial activity.

For the 4Q2019, the Fund (Class A shares) returned 3.31% compared to a gain of 5.76% for the S&P 1500 Energy Composite and a gain of 8.06% for the Morningstar Equity Energy category. WTI crude oil increased 14.52% to end the quarter at $61.06 and Brent crude oil increased 14.66% to end the quarter at $66.00. At the end of the fourth quarter, the Brent-WTI differential was $4.94.

In the month of January, crude prices fell 14.45% to close the month at 51.68. The Fund returned -6.39% in January, 5.85% ahead of the Morningstar Equity Energy category.

Since the collapse in oil prices back in late 2014, sentiment towards energy has waned. Energy as a percentage of the S&P 500 hit a record low 4.3% in the 4Q2019 and earnings revisions for the energy sectors were falling hard. Looking ahead to 2020, things look much better. Energy is expected to lead all sector in earnings growth and cash flows are poised to be strong if crude prices remain above $50 a barrel. It will be important for energy companies to maintain capital discipline and refrain from increasing capital expenditures if we see higher crude oil prices. We feel this is the prudent move and would provide companies with strong free cash flow, all while gaining back the trust of investors that they won’t chase oil prices and over produce again. Sentiment towards the energy sector would change dramatically if capital discipline is maintained across the energy sector, drawing investors back to the sector for the first time since 2014. In a sense, capital discipline is making the energy sector an investment, not just a trade.

The Fund’s total returns for Class A, C, and I shares were -6.20%*, -6.43%*, and -5.99%*, respectively, for the six-months ended January 31, 2020, compared to returns of -12.37%, -11.55%, and 8.72% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Aiding relative performance was an overweight allocation to pipelines, as well as selection within pipelines.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.75%, 3.51%, and 2.46% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.67%, 1.42%, and 0.42% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-4.60%	2.88%	N/A	N/A	7.09%
Class A With sales charge (5.00%)	-9.36%	1.14%	N/A	N/A	5.62%
Class C Without CDSC	-5.27%	2.13%	N/A	N/A	6.30%
Class C With CDSC (1.00%)	-6.18%	2.13%	N/A	N/A	6.30%
Class I Without sales charge	-4.27%	3.16%	N/A	N/A	7.82%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.75%, 3.51%, and 2.46% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.67%, 1.42%, and 0.42% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the six months ended January 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

The semi-annual period saw the S&P 500 TR Index (“S&P”) return 9.31%. Wage growth, lower unemployment, robust consumer spending, and declining interest rates boosted investor confidence over the period. Trade war fears permeated the markets and scared investors, although fears of a near-term recession began to fade. The period ended in the midst of a virus outbreak from China, concerning investors that it may have a negative effect on the global economy.

During the period, most of the companies comprising the S&P reported earnings covering the second and third calendar quarters. For second quarter, those companies reported earnings that grew approximately 3.2% on revenue growth of 4.7%, year-over-year, with 74% beating analyst expectations. Although positive, the rate of earnings growth dropped significantly from 24.9% in the same period of the prior year. For third quarter, those S&P companies reported earnings that fell approximately -0.3% on revenue growth of 3.9%, year-over-year, with 75% beating analyst expectations. While earnings growth was negative for the third quarter, it is expected to be positive in 2020, accelerating upward throughout the year.

The U.S. Bureau of Labor Statistics reported that the unemployment rate declined over the period. Starting at 3.7%, it dropped down to 3.5% before ending the period in January at 3.6%. This marks the lowest unemployment rate since 1969, a 50-year low.

After reducing the fed funds target range by 0.25% in July, the Federal Open Market Committee (“FOMC”) dropped the target range by another 0.25% at both its September and October 2019 meetings. The target range currently sits at 1.50-1.75% after reaching a high of 2.25-2.50% at the end of 2018. The FOMC noted that the labor market remained strong, economic activity was rising at a moderate rate, job gains were solid, and the unemployment rate remained low.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. Utilities was a close second, rising as investors sought yield and safety amid declining interest rates and trade war fears. The worst performing sector was energy as investors feared too much supply and too little demand growth.

The Fund’s total returns for Class A, C, and I shares were 9.31%*, 9.10%*, and 9.44%*, respectively, for the six-months ended January 31, 2020 while the S&P returned 9.31%. The Fund is in the Morningstar Large Blend category which returned 7.54% over the same time period. The Fund’s Class I shares outperformed its Morningstar Category and the S&P. The outperformance relative to the S&P was primarily driven by an underweight allocation to energy and stock selection in financials. Detracting from relative performance was stock selection in industrials.

The Fund is managed using a blended growth and income investment strategy with an ESG overlay. The Portfolio Management Team (the “Team”) seeks to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. The Team also tries to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.68%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.68%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and 0.99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	24.45%	14.94%	11.33%	12.07%	9.07%
Class A With sales charge (5.00%)	18.24%	13.00%	10.20%	11.49%	8.85%
Class C Without CDSC	23.97%	14.34%	N/A	N/A	9.99%
Class C With CDSC (1.00%)	22.97%	14.34%	N/A	N/A	9.99%
Class I Without sales charge	24.78%	15.23%	N/A	N/A	14.35%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.68%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.68%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and 0.99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the six months ended January 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

The high-yield bond market posted six consecutive positive return months from July through January as the risk-on market sentiment continued to rally. The third quarter proved volatile as the 2/10s yield curve inverted in August for the first time since 2007, in part due to a Fed rate cut that caused the 10 year Treasury’s yield to decrease by 52 bps, and a September air strike on facilities in Saudi Arabia drove large swings in oil prices. October and November were more subdued as another Fed rate cut, better than expected earnings and sales growth, positive economic data and progress towards a US-China trade deal pushed the high-yield market modestly higher. The high-yield market, and all risk assets, finished 2019 on a strong note as the US-China phase one deal materialized in December. In January, the high-yield market began the year continuing its 2019 rally until fears of the coronavirus increased, heightening concerns on its impact on global growth. For the trailing six-month period, the high-yield market increased +3.34% (as measured by the ICE BofAML US High Yield Constrained Index, HUC0) while spreads widened 13 bps to 420 bps and yields decreased 40 bps to 5.62%. Higher quality outperformed lower quality, with BB’s returning +4.24%, single B’s +3.32%, and CCC’s +1.08%. The automotive, banking and insurance sectors led the contributors to performance while the energy sector was the only detractor.

Technicals remain strong as low net issuance continues and low/negative yields outside the US are driving the demand for US high-yield bond funds. High-yield bond flows were positive in the six-month period, with +$3.8 billion of inflows. New issuance for the period was strong with 250 new bonds pricing for $159.2 billion. Full year 2019 issuance of $286.6 billion compares to $187.4 billion in 2018 (+535) and $328.1 billion in 2017. Excluding refinancings (67% of total volume year-to-date), net volume of $93.7 billion in 2019 is up +28% over 2018. In January, refinancings accounted for 83% of total new issuance. Default activity picked up over the six-month period, with the trailing 12-month par-weighted default rate increasing 53 bps from the end of July to 2.65%, though well below the long-term average of approximately 3.5%.

With a +3.34% (HUC0) return for the six-months ending January 31, high yield trailed the U.S. Aggregate (D0A0), +4.33%, emerging markets (EMCB), +4.48%, and high grade credit (C0A0), +6.03%, but led 5-year treasuries (GA05), +3.24%.

Portfolio Performance and Positioning

For the trailing six-month period ending January 31, the Integrity High Income Fund returned 2.93%* (A Class shares, net of fees), 2.54%* (C Class shares, net of fees) and 3.06%* (I Class shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned 3.43%, and the Morningstar High Yield category’s median period return of 3.17%. The Fund’s A Class shares underperformed the benchmark for the six-month period due to security selection in the wirelines and wireless sectors in addition to an underweight to banking. The largest detractors resulted from relative weightings in Windstream Holdings, Softbank Group (Sprint), EP Energy, Neiman Marcus Group and Community Health Systems. Alternatively, contributions from an underweight to oil field services in addition to security selection in the REITs-other and automotive sectors enhanced performance for the six-month period. Specifically, weightings in VICI Properties, DISH Network, Adient PLC, Delphi Technologies PLC and McDermott International enhanced performance results in the period.

Compared to the benchmark at January 31, the Fund was overweight in cable satellite, automotive and consumer products due to our view of the relative value opportunities within those sectors. The Fund remained underweight in home construction, finance companies and electric utilities because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at January 31, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

While global growth has decelerated we expect it to remain near trend. Corporate earnings and cash flows remain positive despite moderating from peak levels. Geopolitical uncertainty continues to remain an impediment to spending plans and corporate psychology, weighing on growth expectations and remaining a risk to global growth. Corporate balance sheets are sound as modest spending plans keep leverage stable. Defaults are likely to remain within 2-3% until economic activity weakens. Technicals are supportive with positive fund inflows and below average net issuance. Although volatility has increased due to concerns surrounding escalating trade tensions and the longevity of the current profit cycle, we believe the credit cycle continues to have significant runway and the asset class represents reasonable value relative to current and expected defaults, as well as other financial assets. Our fundamental research, bottom-up security selection style should allow us to continue to capitalize on market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.74%, 2.49%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	8.44%	5.52%	5.30%	6.56%	5.41%
Class A With sales charge (4.25%)	3.78%	4.02%	4.40%	6.11%	5.12%
Class C Without CDSC	7.63%	4.69%	4.49%	5.77%	4.59%
Class C With CDSC (1.00%)	6.63%	4.69%	4.49%	5.77%	4.59%
Class I Without sales charge	8.72%	5.74%	N/A	N/A	6.42%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.74%, 2.49%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Mid-North American Resources Fund (the “MNA Resources Fund” or “Fund”) for the six months ended January 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

The semi-annual period saw the S&P 500 TR Index (“S&P”) return 9.31%. Wage growth, lower unemployment, robust consumer spending, and declining interest rates boosted investor confidence over the period. Trade war fears permeated the markets and scared investors, although fears of a near-term recession began to fade. The period ended in the midst of a virus outbreak from China, concerning investors that it may have a negative effect on the global economy.

During the period, most of the companies comprising the S&P reported earnings covering the second and third calendar quarters. For second quarter, those companies reported earnings that grew approximately 3.2% on revenue growth of 4.7%, year-over-year, with 74% beating analyst expectations. Although positive, the rate of earnings growth dropped significantly from 24.9% in the same period of the prior year. For third quarter, those S&P companies reported earnings that fell approximately -0.3% on revenue growth of 3.9%, year-over-year, with 75% beating analyst expectations. While earnings growth was negative for the third quarter, it is expected to be positive in 2020, accelerating upward throughout the year.

The U.S. Bureau of Labor Statistics reported that the unemployment rate declined over the period. Starting at 3.7%, it dropped down to 3.5% before ending the period in January at 3.6%. This marks the lowest unemployment rate since 1969, a 50-year low.

After reducing the fed funds target range by 0.25% in July, the Federal Open Market Committee (“FOMC”) dropped the target range by another 0.25% at both its September and October 2019 meetings. The target range currently sits at 1.50-1.75% after reaching a high of 2.25-2.50% at the end of 2018. The FOMC noted that the labor market remained strong, economic activity was rising at a moderate rate, job gains were solid, and the unemployment rate remained low.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. The utility sector was a close second, rising as investors sought yield and safety amid declining interest rates and trade war fears. The worst performing sector was energy as investors feared too much supply and too little demand growth.

The 3Q2019 truly proved how anemic sentiment towards crude oil and energy equities has become. During the quarter, there was a strike on Saudi Arabia’s oilfield and infrastructure that shut in 5.7 million barrels of oil per day. The initial move in crude oil was a sharply higher, however, within two weeks, crude oil was trading below where it was before the attack. This attack left the markets heavily undersupplied over the third quarter, with estimates as high as a 2.5 million barrel per day deficit, and crude oil fell 7.78% over the quarter. This emphasizes that investors seem to be solely focused on 2020 demand concerns and until sentiment changes, crude oil and energy equities may struggle to break higher.

For the 3Q2019, the Fund (Class A shares) returned -7.76% compared to a loss of -7.34% for the S&P 1500 Energy Composite and a loss of -10.05% for the Morningstar Equity Energy category. WTI crude oil decreased 7.13% to end the quarter at $54.07 and Brent crude oil decreased 7.13% to end the quarter at $59.25. At the end of the third quarter, the Brent-WTI differential was $5.18.

The energy sector got off to a negative start in the 4Q2019, trading lower over the first two months, even as crude oil traded higher. However, December saw a significant snapback for the sector, trading up 7% over the month. OPEC production cuts and progression on the U.S./China trade deal all contributed to the strong December returns for the energy sector. At the beginning of December, OPEC agreed to additional production cuts of 400,000 barrels of oil per day (bopd). Saudi Arabia will be committing to 170-175,000 bopd, with the rest being split between the remaining OPEC countries. This set a solid floor for crude prices and created a much needed tailwind for the commodity. Additionally, U.S. and China made great progression on “Phase 1” of the trade deal. This is important because its removes uncertainty on the impact tariffs would have on consumption and industrial activity.

For the 4Q2019, the Fund (Class A shares) returned 6.35% compared to a gain of 5.76% for the S&P 1500 Energy Composite and a gain of 8.06% for the Morningstar Equity Energy category. WTI crude oil increased 14.52% to end the quarter at $61.06 and Brent crude oil increased 14.66% to end the quarter at $66.00. At the end of the fourth quarter, the Brent-WTI differential was $4.94.

In the month of January, crude prices fell 14.45% to close the month at 51.68. The Fund returned -9.76% in January, 2.48% ahead of the Morningstar Equity Energy category.

Since the collapse in oil prices back in late 2014, sentiment towards energy has waned. Energy as a percentage of the S&P 500 hit a record low 4.3% in the 4Q2019 and earnings revisions for the energy sector were falling hard. Looking ahead to 2020, things look much better. Energy is expected to lead all sectors in earnings growth and cash flows are poised to be strong if crude prices remain above $50 a barrel. It will be important for energy companies to maintain capital discipline and refrain from increasing capital expenditures if we see higher crude oil prices. We feel this is the prudent move and would provide companies with strong free cash flow, all while gaining back the trust of investors that they won’t chase oil prices and over produce again. Sentiment towards the energy sector would change dramatically if capital discipline is maintained across the energy sector, drawing investors back to the sector for the first time since 2014. In a sense, capital discipline is making the energy sector an investment, not just a trade.

The Fund’s total returns for Class A, C, and I shares were -9.58%*, -9.79%*, and -9.08%*, respectively, for the six-months ended January 31, 2020, compared to returns of -12.37%, -11.55%, and 8.72% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Aiding relative performance was an overweight allocation to pipelines, as well as selection within pipelines. Detracting from the Fund’s performance relative to its Morningstar category was oilfield service selection.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.03%, and 1.03% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-11.04%	-13.33%	-7.02%	2.53%	4.21%
Class A With sales charge (5.00%)	-15.51%	-14.82%	-7.97%	2.00%	3.95%
Class C Without CDSC	-11.46%	-13.75%	-7.49%	N/A	-10.26%
Class C With CDSC (1.00%)	-12.34%	-13.75%	-7.49%	N/A	-10.26%
Class I Without sales charge	-10.55%	-12.84%	N/A	N/A	-4.85%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.03%, and 1.03% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS January 31, 2020 (unaudited)

Consumer Staples	20.5%
Health Care	13.8%
Communication Services	11.4%
Utilities	11.2%
Financials	11.0%
Energy	9.9%
Information Technology	8.1%
Industrials	5.1%
Consumer Discretionary	3.5%
Cash Equivalents and Other	2.9%
Materials	2.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2020 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (97.1%)

Communication Services (11.4%)
AT&T Inc	215,000	$8,088,300
BCE Inc	65,000	3,062,800
Comcast Corp	22,300	963,137
Verizon Communications Inc	128,000	7,608,320
		19,722,557
Consumer Discretionary (3.5%)
Carnival Corp	16,300	709,539
Genuine Parts Co	15,000	1,403,550
Gildan Activewear Inc	21,300	590,436
McDonald’s Corp	10,000	2,139,700
Target Corp	10,700	1,184,918
		6,028,143
Consumer Staples (20.5%)
Altria Group Inc	147,000	6,986,910
Clorox Co/The	15,000	2,359,650
Coca Cola Co/The	125,000	7,300,000
Kimberly Clark Corp	41,000	5,872,840
PepsiCo Inc	18,000	2,556,360
Philip Morris International Inc	51,000	4,217,700
Procter & Gamble Co/The	36,000	4,486,320
Walgreens Boots Alliance Inc	30,000	1,525,500
		35,305,280
Energy (9.9%)
BP PLC ADR	75,000	2,709,750
Chevron Corp	9,000	964,260
Exxon Mobil Corp	72,000	4,472,640
Kinder Morgan Inc/DE	145,000	3,026,150
Occidental Petroleum Corp	40,000	1,588,800
Royal Dutch Shell PLC ADR	50,000	2,664,000
Sempra Energy	10,000	1,606,400
		17,032,000
Financials (11.0%)
BlackRock Inc	5,000	2,636,750
CME Group Inc	8,000	1,736,880
JPMorgan Chase & Co	17,000	2,250,120
MetLife Inc	23,200	1,153,272
Northern Trust Corp	12,400	1,212,844
Old Republic International Corp	60,000	1,353,000
PNC Financial Services Group Inc/The	8,000	1,188,400
Prudential Financial Inc	30,000	2,731,800
Webster Financial Corp	23,900	1,072,154
Wells Fargo & Co	76,000	3,567,440
		18,902,660
Health Care (13.8%)
AbbVie Inc	66,000	5,347,320
AMGEN INC	6,000	1,296,300
Bristol Myers Squibb Co	40,000	2,518,000
Cardinal Health Inc	38,000	1,945,980
Johnson & Johnson	44,000	6,550,280
Merck & Co Inc	20,000	1,708,800
Pfizer Inc	120,000	4,468,800
		23,835,480
Industrials (5.1%)
Illinois Tool Works Inc	11,000	1,924,780
Lockheed Martin Corp	6,500	2,782,780
3M Co	26,000	4,125,160
		8,832,720
Information Technology (8.1%)
Broadcom Inc	16,000	4,882,560
International Business Machines Corp	43,000	6,180,390
Microsoft Corp	7,500	1,276,725
Texas Instruments Inc	14,000	1,689,100
		14,028,775
Materials (2.6%)
Air Products & Chemicals Inc	4,300	1,026,453
Dow Inc	60,000	2,764,200
Vulcan Materials Co	4,400	623,172
		4,413,825
Utilities (11.2%)
American Electric Power Co Inc	37,000	3,856,140
CenterPoint Energy Inc	120,000	3,177,600
Dominion Resources Inc/VA	79,000	6,774,250
Duke Energy Corp	56,000	5,467,280
		19,275,270

TOTAL COMMON STOCKS (COST: $157,957,205)		$167,376,710

OTHER ASSETS LESS LIABILITES (2.9%)		$4,915,534

NET ASSETS (100.0%)		$172,292,244

ADR - American Depositary Receipt
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS January 31, 2020 (unaudited)

Energy	83.2%
Materials	6.0%
Industrials	5.1%
Cash Equivalents and Other	2.5%
Utilities	1.9%
Financials	1.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2020 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (97.5%)

Energy (83.2%)
BP PLC ADR	15,500	$560,015
Equinor ADR	12,000	218,160
Royal Dutch Shell PLC ADR	10,300	548,784
TOTAL SA ADR	3,900	189,501
ARC Resources Ltd	42,000	222,789
CVR Energy Inc	3,000	103,830
Chevron Corp	1,400	149,996
Enbridge Inc	6,700	272,489
Exxon Mobil Corp	3,000	186,360
Gibson Energy Inc	13,000	260,904
Helmerich & Payne Inc	9,000	364,950
Inter Pipeline Ltd	12,000	199,939
Kinder Morgan Inc/DE	30,000	626,100
Occidental Petroleum Corp	12,000	476,640
Pembina Pipeline Corp	3,700	141,747
Schlumberger Ltd	7,500	251,325
TransCanada Corp	3,500	191,870
Valero Energy Corp	1,100	92,741
Williams Cos Inc/The	23,000	475,870
		5,534,010
Financials (1.3%)
CME Group Inc	400	86,844

Industrials (5.1%)
Caterpillar Inc	1,000	131,350
Covanta Holding Corp	14,000	209,720
		341,070
Materials (6.0%)
Compass Minerals International Inc	1,900	109,991
Dow Inc	4,500	207,315
LyondellBasell Industries NV	1,000	77,860
		395,166
Utilities (1.9%)
Dominion Resources Inc/VA	1,500	128,625

TOTAL COMMON STOCKS (COST: $7,358,917)		$6,485,715

OTHER ASSETS LESS LIABILITIES (2.5%)		$163,758

NET ASSETS (100.0%)		$6,649,472

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOMEFUND

PORTFOLIO MARKET SECTORS January 31, 2020 (unaudited)

Information Technology	23.4%
Financials	13.8%
Health Care	13.7%
Industrials	11.8%
Consumer Discretionary	11.2%
Consumer Staples	7.9%
Communication Services	6.3%
Cash Equivalents and Other	5.6%
Utilities	4.3%
Materials	2.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2020 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (94.4%)

Communication Services (6.3%)
AT&T Inc	40,000	$1,504,800
Walt Disney Co/The	4,000	553,240
Verizon Communications Inc	10,000	594,400
		2,652,440
Consumer Discretionary (11.2%)
Best Buy Co Inc	8,000	677,520
Home Depot Inc/The	3,500	798,350
Lowe’s Cos Inc	7,200	836,928
Starbucks Corp	14,000	1,187,620
Target Corp	6,000	664,440
Yum! Brands Inc	5,000	528,850
		4,693,708
Consumer Staples (7.9%)
Campbell Soup Co	21,000	1,016,190
Kimberly Clark Corp	6,500	931,060
PepsiCo Inc	9,500	1,349,190
		3,296,440
Financials (13.8%)
Bank of America Corp	20,000	656,600
BlackRock Inc	2,800	1,476,580
JPMorgan Chase & Co	12,000	1,588,320
PNC Financial Services Group Inc/The	3,000	445,650
Prudential Financial Inc	8,000	728,480
S&P Global Inc	3,000	881,190
		5,776,820
Health Care (13.7%)
Becton Dickinson and Co	3,000	825,540
*Biogen Inc	2,000	537,700
Bristol Myers Squibb Co	5,000	314,750
*Edwards Lifesciences Corp	3,000	659,580
Pfizer Inc	20,000	744,800
Thermo Fisher Scientific Inc	5,000	1,565,950
UnitedHealth Group Inc	4,000	1,089,800
		5,738,120
Industrials (11.8%)
Caterpillar Inc	4,500	591,075
Covanta Holding Corp	47,000	704,060
Deere & Co	3,800	602,604
FedEx Corp	3,500	506,240
3M Co	5,500	872,630
Waste Management Inc	7,000	851,900
Ingersoll Rand PLC	6,000	799,380
		4,927,889
Information Technology (23.4%)
*Advanced Micro Devices Inc	15,000	705,000
Apple Inc	5,000	1,547,550
Cisco Systems Inc	10,000	459,700
HP Inc	28,000	596,960
Intel Corp	24,000	1,534,320
International Business Machines Corp	6,000	862,380
Intuit Inc	2,000	560,760
NVIDIA Corp	4,000	945,720
QUALCOMM Inc	14,000	1,194,340
Visa Inc	7,000	1,392,790
		9,799,520
Materials (2.0%)
Air Products & Chemicals Inc	3,500	835,485

Utilities (4.3%)
ALLETE Inc	9,500	793,060
Exelon Corp	21,000	999,390
		1,792,450

TOTAL COMMON STOCKS (COST: $26,770,473)		$38,677,387

OTHER ASSETS AND LIABILITES (5.6%)		$3,176,416

NET ASSETS (100.0%)		$41,853,803

* Non-income producing
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOMEFUND

PORTFOLIO MARKET SECTORS January 31, 2020 (unaudited)

Consumer Discretionary	25.5%
Communication Services	13.8%
Health Care	11.2%
Industrials	9.8%
Energy	9.1%
Materials	8.3%
Cash Equivalents and Other	6.8%
Information Technology	5.7%
Consumer Staples	3.8%
Financials	3.5%
Real Estate	1.7%
Utilities	0.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2020 (unaudited)

	Principal	Fair
	Amount	Value
CORPORATE BONDS (91.1%)

Communication Services (13.7%)
Altice Financing SA - 144A 7.500% 05/15/2026	$200,000	$213,740
*AMC Entertainment Inc 5.750% 06/15/2025	35,000	31,150
AMC Networks Inc 5.000% 04/01/2024	55,000	56,100
CenturyLink Inc - 144A 4.000% 02/15/2027	55,000	55,451
CenturyLink Inc - 144A 5.125% 12/15/2026	70,000	72,100
CenturyLink Inc 5.625% 04/01/2020	130,000	130,487
CenturyLink Inc 5.625% 04/01/2025	50,000	53,000
CenturyLink Inc 5.800% 03/15/2022	40,000	42,161
CenturyLink Inc 7.500% 04/01/2024	140,000	157,966
Cincinnati Bell Inc - 144A 7.000% 07/15/2024	70,000	73,238
Cincinnati Bell Inc - 144A 8.000% 10/15/2025	10,000	10,617
CSC Holdings LLC - 144A 10.875% 10/15/2025	384,000	425,357
Diamond Sports Group LLC / Diamond Sports Finance Co - 144A 5.375% 08/15/2026	40,000	39,844
DISH Network Corp 3.375% 08/15/2026	50,000	48,534
Entercom Media Corp - 144A 6.500% 05/01/2027	35,000	37,464
Frontier Communications Corp - 144A 8.000% 04/01/2027	55,000	57,409
Frontier Communications Corp - 144A 8.500% 04/01/2026	45,000	46,125
Frontier Communications Corp 11.000% 09/15/2025	150,000	68,719
Frontier Communications Corp 6.875% 01/15/2025	65,000	30,387
Gray Escrow Inc - 144A 7.000% 05/15/2027	51,000	55,529
iHeartCommunications Inc - 144A 5.250% 08/15/2027	40,000	41,700
iHeartCommunications Inc 6.375% 05/01/2026	10,752	11,612
iHeartCommunications Inc 8.375% 05/01/2027	19,489	21,194
+^(3)iHeartCommunications Inc 6.375% 05/01/2026	135,000	0
+^(3)iHeartCommunications Inc 8.375% 05/01/2027	45,000	0
Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024	70,000	71,633
Intelsat Jackson Holdings SA - 144A 8.500% 10/15/2024	172,000	144,480
Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025	90,000	76,725
Intelsat Jackson Holdings SA 5.500% 08/01/2023	146,000	117,165
*Lamar Media Corp 5.750% 02/01/2026	145,000	152,975
Level 3 Financing Inc 5.375% 01/15/2024	35,000	35,423
Level 3 Financing Inc 5.375% 05/01/2025	55,000	56,787
Live Nation Entertainment Inc - 144A 4.750% 10/15/2027	20,000	20,576
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024	100,000	103,360
Meredith Corp 6.875% 02/01/2026	80,000	82,328
Midcontinent Communications / Midcontinent Finance Corp - 144A 5.375% 08/15/2027	30,000	31,725
National CineMedia LLC - 144A 5.875% 04/15/2028	25,000	26,108
Netflix Inc - 144A 4.875% 06/15/2030	40,000	41,725
Netflix Inc - 144A 5.375% 11/15/2029	35,000	38,095
Netflix Inc 4.875% 04/15/2028	110,000	117,700
Netflix Inc 5.875% 11/15/2028	56,000	63,064
Nexstar Escrow Inc - 144A 5.625% 07/15/2027	80,000	84,142
SBA Communications Corp 4.875% 09/01/2024	70,000	72,362
Scripps Escrow Inc - 144A 5.875% 07/15/2027	20,000	21,000
SFR Group SA - 144A 7.375% 05/01/2026	200,000	213,016
Sirius XM Radio Inc - 144A 4.625% 07/15/2024	50,000	51,844
*Sprint Capital Corp 8.750% 03/15/2032	480,000	531,600
Sprint Corp 7.125% 06/15/2024	30,000	30,986
Sprint Corp 7.625% 02/15/2025	315,000	328,781
Sprint Corp 7.625% 03/01/2026	110,000	114,802
Sprint Corp 7.875% 09/15/2023	215,000	228,414
T Mobile USA Inc 4.500% 02/01/2026	30,000	30,853
T Mobile USA Inc 4.750% 02/01/2028	100,000	106,375
T Mobile USA Inc 6.375% 03/01/2025	130,000	134,185
T Mobile USA Inc 6.500% 01/15/2024	100,000	102,625
T Mobile USA Inc 6.500% 01/15/2026	115,000	122,642
+^(3)T Mobile USA Inc 6.375% 03/01/2025	50,000	0
+^(3)T Mobile USA Inc 6.500% 01/15/2026	115,000	0
+^(3)T Mobile USA Inc 6.500% 01/15/2024	100,000	0
+^(3)T Mobile USA Inc 4.750% 02/01/2028	30,000	0
TEGNA Inc - 144A 4.875% 09/15/2021	15,000	15,018
TEGNA Inc 6.375% 10/15/2023	65,000	66,417
Telecom Italia Capital SA 6.000% 09/30/2034	100,000	112,396
Telecom Italia Capital SA 6.375% 11/15/2033	40,000	46,652
United States Cellular Corp 6.700% 12/15/2033	90,000	102,015
Windstream Services LLC / Windstream Finance Corp - 144A 9.000% 06/30/2025	236,000	89,680
		5,565,558
Consumer Discretionary (24.2%)
Adient US LLC - 144A 7.000% 05/15/2026	45,000	49,275
Allison Transmission Inc - 144A 5.875% 06/01/2029	30,000	32,751
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025	25,000	26,125
Altice Luxembourg SA - 144A 10.500% 05/15/2027	200,000	231,260
American Axle & Manufacturing Inc 6.250% 03/15/2026	100,000	101,750
American Axle & Manufacturing Inc 6.250% 04/01/2025	120,000	122,641
American Axle & Manufacturing Inc 6.500% 04/01/2027	45,000	46,013
American Axle & Manufacturing Inc 6.625% 10/15/2022	6,000	6,075
Aramark Services Inc - 144A 5.000% 02/01/2028	75,000	78,563
BC ULC / New Red Finance Inc - 144A 4.250% 05/15/2024	39,000	39,829
Boyd Gaming Corp 6.000% 08/15/2026	35,000	37,188
Boyne USA Inc - 144A 7.250% 05/01/2025	65,000	70,525
CBS Radio Inc - 144A 7.250% 11/01/2024	40,000	42,050
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.750% 03/01/2030	65,000	66,828
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028	17,000	17,786
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027	415,000	433,696
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 05/01/2025	15,000	15,488
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026	195,000	203,775
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026	245,000	257,088
*CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.875% 04/01/2024	325,000	335,426
Cedar Fair LP - 144A 5.250% 07/15/2029	10,000	10,550
Cinemark USA Inc 4.875% 06/01/2023	85,000	86,063
Clear Channel Worldwide Holdings Inc - 144A 5.125% 08/15/2027	110,000	113,300
Clear Channel Worldwide Holdings Inc - 144A 9.250% 02/15/2024	145,000	157,869
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025	55,000	50,050
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026	165,000	152,955
Dana Financing Luxembourg Sarl - 144A 6.500% 06/01/2026	137,000	145,220
Dana Inc 5.375% 11/15/2027	20,000	20,625
Delphi Jersey Holdings PLC - 144A 5.000% 10/01/2025	165,000	182,738
DISH DBS Corp 5.000% 03/15/2023	275,000	279,130
DISH DBS Corp 5.875% 11/15/2024	545,000	551,502
DISH DBS Corp 7.750% 07/01/2026	130,000	136,500
Extended Stay America Inc - 144A 4.625% 10/01/2027	75,000	75,375
Ford Motor Credit Co LLC 4.687% 06/09/2025	200,000	210,060
*General Motors Co 4.875% 10/02/2023	135,000	146,344
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	50,000	55,991
GLP Capital LP / GLP Financing II Inc 5.750% 06/01/2028	50,000	58,333
Hanesbrands Inc - 144A 4.875% 05/15/2026	35,000	36,881
Hilton Domestic Operating Co Inc 5.125% 05/01/2026	73,000	76,446
Hilton Grand Vacations Borrower LLC 6.125% 12/01/2024	75,000	80,813
Hilton Worldwide Finance LLC 4.625% 04/01/2025	97,000	99,183
Hilton Worldwide Finance LLC 4.875% 04/01/2027	13,000	13,683
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	11,063
International Game Technology PLC - 144A 6.500% 02/15/2025	200,000	225,500
^JC Penney Corp Inc 6.375% 10/15/2036	55,000	16,225
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC - 144A 5.000% 06/01/2024	25,000	25,719
L Brands Inc 6.750% 07/01/2036	50,000	49,615
LTF Merger Sub Inc - 144A 8.500% 06/15/2023	80,000	81,384
Marriott Ownership Resorts Inc 6.500% 09/15/2026	86,000	93,095
Mattel Inc - 144A 5.875% 12/15/2027	35,000	36,790
Mattel Inc - 144A 6.750% 12/31/2025	185,000	198,413
MGM Growth Properties Operating Partnership LP 4.500% 01/15/2028	10,000	10,318
MGM Growth Properties Operating Partnership LP 4.500% 09/01/2026	15,000	15,605
MGM Growth Properties Operating Partnership LP 5.625% 05/01/2024	30,000	32,724
MGM Resorts International 4.625% 09/01/2026	40,000	41,914
MGM Resorts International 5.500% 04/15/2027	115,000	126,500
MGM Resorts International 5.750% 06/15/2025	235,000	261,982
*MGM Resorts International 6.000% 03/15/2023	245,000	268,814
(1)Neiman Marcus Group LTD LLC - 144A 8.000% 04/25/2024	117,453	62,250
Neiman Marcus Group LTD LLC- 144A 8.000% 10/25/2024	70,000	22,750
Neiman Marcus Group LTD LLC- 144A 8.750% 10/25/2024	142,995	47,188
Newell Brands Inc 4.200% 04/01/2026	40,000	41,772
Newell Brands Inc 5.375% 04/01/2036	10,000	10,985
Nexstar Broadcasting Inc - 144A 5.625% 08/01/2024	80,000	83,200
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.000% 04/15/2022	115,000	115,143
Panther BF Aggregator 2 LP / Panther Finance Co Inc - 144A 6.250% 05/15/2026	82,000	87,953
PetSmart Inc - 144A 5.875% 06/01/2025	179,000	183,672
PetSmart Inc - 144A 8.875% 06/01/2025	50,000	51,375
Photo Holdings Merger Sub Inc - 144A 8.500% 10/01/2026	140,000	130,900
*Quebecor Media Inc 5.750% 01/15/2023	100,000	107,500
Ryman Hospitality Properties Inc - 144A 4.750% 10/15/2027	60,000	62,400
Sabre GLBL Inc - 144A 5.250% 11/15/2023	75,000	76,783
Sabre GLBL Inc - 144A 5.375% 04/15/2023	65,000	66,136
Service Corp International/US 4.625% 12/15/2027	40,000	41,826
Service Corp International/US 5.125% 06/01/2029	40,000	42,596
Service Corp International/US 5.375% 05/15/2024	15,000	15,370
Service Corp International/US 7.500% 04/01/2027	105,000	127,575
Sirius XM Radio Inc - 144A 5.375% 04/15/2025	150,000	154,703
Sirius XM Radio Inc - 144A 5.375% 07/15/2026	65,000	68,561
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024	60,000	61,275
Six Flags Entertainment Corp - 144A 5.500% 04/15/2027	15,000	15,527
Staples Inc - 144A 10.750% 04/15/2027	95,000	96,549
Staples Inc - 144A 7.500% 04/15/2026	150,000	153,660
Stars Group Holdings BV - 7.000% 07/15/2026	29,000	31,501
Station Casinos LLC - 144A 4.500% 02/15/2028	80,000	79,877
Tempur Sealy International Inc 5.500% 06/15/2026	80,000	83,837
Tempur Sealy International Inc 5.625% 10/15/2023	70,000	72,012
Tenneco Inc 5.000% 07/15/2026	83,000	76,568
Tenneco Inc 5.375% 12/15/2024	35,000	32,725
VICI Properties 1 LLC / VICI FC Inc - 144A 8.000% 10/15/2023	129,306	139,625
#VICI Properties LP / VICI Note Co Inc - 144A 3.500% 02/15/2025	20,000	20,305
#VICI Properties LP / VICI Note Co Inc - 144A 3.750% 02/15/2027	15,000	15,075
#VICI Properties LP / VICI Note Co Inc - 144A 4.125% 08/15/2030	20,000	20,256
VICI Properties LP / VICI Note Co Inc - 144A 4.625% 12/01/2029	48,000	50,160
VICI Properties LP / VICI Note Co Inc 4.250% 12/01/2026	70,000	71,843
Videotron Ltd - 144A 5.375% 06/15/2024	45,000	48,600
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027	70,000	73,339
*Vista Outdoor Inc 5.875% 10/01/2023	135,000	132,543
William Carter Co/The - 144A 5.625% 03/15/2027	45,000	47,918
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025	225,000	234,562
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp - 144A 5.125% 10/01/2029	90,000	93,375
Zayo Group LLC / Zayo Capital Inc 6.000% 04/01/2023	65,000	66,381
Zayo Group LLC / Zayo Capital Inc 6.375% 05/15/2025	95,000	97,090
		9,864,645
Consumer Staples (3.8%)
#Albertsons Cos Inc / Safeway Inc - 144A 3.500% 02/15/2023	25,000	25,442
Albertsons Cos Inc / Safeway Inc - 144A 4.625% 01/15/2027	105,000	106,457
#Albertsons Cos Inc / Safeway Inc - 144A 4.875% 02/15/2030	35,000	35,927
Albertsons Cos Inc / Safeway Inc - 144A 5.875% 02/15/2028	20,000	21,350
Albertsons Cos LLC / Safeway Inc 5.750% 03/15/2025	60,000	62,101
Central Garden & Pet Co 5.125% 02/01/2028	155,000	160,812
Central Garden & Pet Co 6.125% 11/15/2023	50,000	51,496
Coty Inc - 144A 6.500% 04/15/2026	40,000	41,700
Energizer Holdings Inc - 144A 7.750% 01/15/2027	120,000	132,306
^High Ridge Brands Co - 144A 8.875% 03/15/2025	60,000	150
Lamb Weston Holdings Inc - 144A 4.875% 11/01/2026	35,000	36,903
Performance Food Group Inc - 144A 5.500% 10/15/2027	60,000	63,150
POST 5 1/2 03/01/25 - 144A 5.500% 03/01/2025	70,000	72,508
Post Holdings Inc - 144A 5.625% 01/15/2028	30,000	31,725
Post Holdings Inc - 144A 5.750% 03/01/2027	10,000	10,550
Reynolds Group Issuer Inc 5.750% 10/15/2020	266,505	267,118
Rite Aid Corp - 144A 6.125% 04/01/2023	160,000	146,000
Spectrum Brands Inc - 144A 5.000% 10/01/2029	55,000	57,153
Spectrum Brands Inc 5.750% 07/15/2025	120,000	124,650
TreeHouse Foods Inc - 144A 6.000% 02/15/2024	95,000	97,613
		1,545,111
Energy (9.1%)
Antero Midstream Partners LP - 144A 5.750% 01/15/2028	60,000	46,662
Antero Midstream Partners LP 5.375% 09/15/2024	30,000	26,565
Antero Resources Corp 5.125% 12/01/2022	85,000	73,313
Antero Resources Corp 5.625% 06/01/2023	35,000	25,200
Archrock Partners LP / Archrock Partners Finance Corp 6.000% 10/01/2022	100,000	100,125
Baytex Energy Corp - 144A 8.750% 04/01/2027	65,000	63,294
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.125% 11/15/2022	150,000	146,565
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026	25,000	23,000
Boardwalk Pipelines LP 5.950% 06/01/2026	40,000	45,965
Buckeye Partners LP 3.950% 12/01/2026	30,000	29,588
Buckeye Partners LP 4.125% 12/01/2027	15,000	14,795
Calfrac Holdings LP - 144A 8.500% 06/15/2026	40,000	15,200
Carrizo Oil & Gas Inc 6.250% 04/15/2023	35,000	35,088
Carrizo Oil & Gas Inc 8.250% 07/15/2025	20,000	20,405
Cheniere Corpus Christi Holdings LLC 5.125% 06/30/2027	35,000	38,998
Cheniere Energy Partners LP - 144A 4.500% 10/01/2029	90,000	91,575
Chesapeake Energy Corp - 144A 11.500% 01/01/2025	69,000	55,524
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	6,422
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024	55,000	43,588
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025	60,000	47,250
Crestwood Midstream Partners LP - 144A 5.625% 05/01/2027	35,000	35,221
Crestwood Midstream Partners LP 6.250% 04/01/2023	85,000	85,778
DCP Midstream Operating LP 5.375% 07/15/2025	20,000	21,827
Denbury Resources Inc - 144A 9.250% 03/31/2022	73,000	64,605
EnLink Midstream LLC 5.375% 06/01/2029	16,000	14,480
EnLink Midstream Partners LP 4.150% 06/01/2025	10,000	9,225
EnLink Midstream Partners LP 4.400% 04/01/2024	65,000	62,058
EnLink Midstream Partners LP 4.850% 07/15/2026	25,000	22,875
^EP Energy LLC / Everest Acquisition Finance Inc - 144A 9.375% 05/01/2024	115,000	2,300
EP Energy LLC / Everest Acquisition Finance Inc - 144A 7.750% 05/15/2026	185,000	123,950
^EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 02/15/2025	25,000	500
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 11/29/2024	40,000	20,750
GCI Inc 6.875% 04/15/2025	40,000	41,750
GCI LLC - 144A 6.625% 06/15/2024	30,000	32,325
Genesis Energy LP / Genesis Energy Finance Corp 6.250% 05/15/2026	10,000	9,549
Genesis Energy LP / Genesis Energy Finance Corp 7.750% 02/01/2028	41,000	41,339
Gulfport Energy Corp 6.000% 10/15/2024	35,000	19,292
Gulfport Energy Corp 6.375% 01/15/2026	50,000	24,090
Gulfport Energy Corp 6.375% 05/15/2025	45,000	22,500
Gulfport Energy Corp 6.625% 05/01/2023	10,000	6,800
Hess Infrastructure Partners LP 5.625% 02/15/2026	25,000	26,168
#Holly Energy Partners LP / Holly Energy Finance Corp - 144A 5.000% 02/01/2028	35,000	35,558
Jagged Peak Energy LLC 5.875% 05/01/2026	30,000	30,900
MEG Energy Corp - 144A 6.375% 01/30/2023	30,000	30,357
MEG Energy Corp - 144A 6.500% 01/15/2025	95,000	99,512
MEG Energy Corp - 144A 7.000% 03/31/2024	75,000	75,562
MEG Energy Corp - 144A 7.125% 02/01/2027	62,000	61,399
MPLX LP 4.875% 06/01/2025	25,000	27,698
Nabors Industries Inc 5.750% 02/01/2025	60,000	49,200
Nabors Industries Ltd - 144A 7.250% 01/15/2026	30,000	29,966
Newfield Exploration Co 5.750% 01/30/2022	35,000	37,215
NGPL PipeCo LLC - 144A 4.375% 08/15/2022	45,000	46,759
NGPL PipeCo LLC - 144A 4.875% 08/15/2027	10,000	10,817
Oasis Petroleum Inc - 144A 6.250% 05/01/2026	70,000	53,419
Oasis Petroleum Inc 2.625% 09/15/2023	20,000	14,057
Oasis Petroleum Inc 6.875% 01/15/2023	80,000	75,675
Parsley Energy LLC / Parsley Finance Corp - 144A 5.250% 08/15/2025	55,000	56,375
Parsley Energy LLC / Parsley Finance Corp - 144A 5.375% 01/15/2025	20,000	20,577
Parsley Energy LLC / Parsley Finance Corp - 144A 6.250% 06/01/2024	25,000	25,875
PBF Holding Co LLC / PBF Finance Corp - 144A 6.000% 02/15/2028	35,000	35,791
Precision Drilling Corp - 144A 7.125% 01/15/2026	35,000	33,250
Precision Drilling Corp 6.500% 12/15/2021	1,876	1,874
Precision Drilling Corp 7.750% 12/15/2023	45,000	44,287
Range Resources Corp 4.875% 05/15/2025	80,000	62,400
Sabine Pass Liquefaction LLC 5.875% 06/30/2026	15,000	17,417
SM Energy Co 5.625% 06/01/2025	30,000	27,150
SM Energy Co 6.125% 11/15/2022	53,000	52,470
SM Energy Co 6.625% 01/15/2027	34,000	30,770
Southwestern Energy Co 6.700% 01/23/2025	67,000	55,778
Southwestern Energy Co 7.500% 04/01/2026	25,000	20,867
Southwestern Energy Co 7.750% 10/01/2027	20,000	16,700
Summit Midstream Holdings LLC 5.750% 04/15/2025	30,000	23,075
Tallgrass Energy Partners LP - 144A 5.500% 01/15/2028	55,000	55,000
Targa Resources Partners LP 4.250% 11/15/2023	10,000	10,083
Targa Resources Partners LP 5.000% 01/15/2028	35,000	35,613
Targa Resources Partners LP 5.875% 04/15/2026	40,000	42,200
Targa Resources Partners LP 6.500% 07/15/2027	103,000	112,270
Targa Resources Partners LP 6.750% 03/15/2024	120,000	123,890
Targa Resources Partners LP 6.875% 01/15/2029	38,000	41,871
Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.250% 01/15/2025	25,000	26,279
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.250% 10/15/2022	11,000	11,210
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.375% 05/01/2024	25,000	26,002
Transocean Guardian Ltd - 144A 5.875% 01/15/2024	31,730	32,404
Transocean Inc - 144A 7.250% 11/01/2025	40,000	37,700
Transocean Inc - 144A 7.500% 01/15/2026	40,000	37,700
Transocean Inc - 144A 8.000% 02/01/2027	70,000	65,156
Transocean Pontus Ltd - 144A 6.125% 08/01/2025	36,490	37,585
Whiting Petroleum Corp 5.750% 03/15/2021	15,000	14,025
Whiting Petroleum Corp 6.250% 04/01/2023	40,000	28,000
Whiting Petroleum Corp 6.625% 01/15/2026	80,000	44,950
WPX Energy Inc 5.750% 06/01/2026	24,000	25,140
WPX Energy Inc 8.250% 08/01/2023	38,000	43,843
		3,690,175
Financials (3.5%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	240,000	226,200
Ally Financial Inc 4.125% 02/13/2022	105,000	108,806
*Ally Financial Inc 4.625% 05/19/2022	115,000	120,894
Ally Financial Inc 5.750% 11/20/2025	85,000	96,620
Ally Financial Inc 8.000% 03/15/2020	70,000	70,438
(2)Citigroup Inc (ICE LIBOR USD 3 Month + 4.059%), 5.875%, 03/27/2020	30,000	30,144
(2)Citigroup Inc (ICE LIBOR USD 3 Month + 3.905%), 5.950%, 05/15/2025	10,000	10,925
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.450% 06/15/2023	60,000	65,733
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.875% 06/15/2021	13,000	13,130
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 6.020% 06/15/2026	75,000	87,580
Financial & Risk US Holdings Inc - 144A 6.250% 05/15/2026	30,000	32,439
LPL Holdings Inc - 144A 4.625% 11/15/2027	30,000	30,525
MSCI Inc - 144A 5.375% 05/15/2027	35,000	37,931
Nationstar Mortgage Holdings Inc - 144A 6.000% 01/15/2027	10,000	10,177
Nielsen Co Luxembourg SARL/The - 144A 5.500% 10/01/2021	20,000	20,030
PetSmart Inc - 144A 7.125% 03/15/2023	125,000	124,531
Springleaf Finance Corp 5.375% 11/15/2029	30,000	31,197
Springleaf Finance Corp 6.625% 01/15/2028	24,000	27,000
Springleaf Finance Corp 7.125% 03/15/2026	40,000	45,894
UPCB Finance IV Ltd - 144A 5.375% 01/15/2025	200,000	204,804
WMG Acquisition Corp - 144A 4.875% 11/01/2024	10,000	10,300
		1,405,298
Health Care (11.1%)
Avantor Inc - 144A 6.000% 10/01/2024	75,000	79,688
Bausch Health Americas Inc - 144A 9.250% 04/01/2026	30,000	34,237
Bausch Health Cos Inc - 144A 5.000% 01/30/2028	36,000	36,450
Bausch Health Cos Inc - 144A 5.250% 01/30/2030	36,000	36,675
Bausch Health Cos Inc - 144A 7.000% 01/15/2028	45,000	48,741
BCPE Cycle Merger Sub II Inc - 144A 10.625% 07/15/2027	55,000	56,680
Centene Corp - 144A 4.250% 12/15/2027	109,000	113,632
Centene Corp - 144A 4.625% 12/15/2029	133,000	142,962
CHS/Community Health Systems Inc - 144A 8.625% 01/15/2024	78,000	82,875
DaVita Inc 5.000% 05/01/2025	199,000	203,802
Encompass Health Corp 4.500% 02/01/2028	50,000	51,502
Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026	135,000	81,405
HCA Inc 5.250% 06/15/2026	25,000	28,569
HCA Inc 5.375% 02/01/2025	555,000	620,268
HCA Inc 5.375% 09/01/2026	76,000	85,504
HCA Inc 5.625% 09/01/2028	55,000	63,731
HCA Inc 5.875% 02/15/2026	280,000	321,650
*HCA Inc 7.500% 02/15/2022	180,000	197,584
HealthSouth Corp 5.750% 09/15/2025	55,000	57,200
HealthSouth Corp 5.750% 11/01/2024	71,000	71,868
Hill- 144A Rom Holdings Inc - 5.000% 02/15/2025	45,000	46,519
Hologic Inc - 144A 4.375% 10/15/2025	35,000	35,641
Mallinckrodt International Finance SA - 144A 5.500% 04/15/2025	45,000	16,425
Mallinckrodt International Finance SA - 144A 5.625% 10/15/2023	60,000	23,700
Par Pharmaceutical Inc - 144A 7.500% 04/01/2027	75,000	76,313
Prestige Brands Inc - 144A 6.375% 03/01/2024	55,000	56,719
Radiology Partners Inc - 144A 9.250% 02/01/2028	45,000	46,800
^RTSX 10.000% 04/30/2023	46,850	42,399
Tenet Healthcare Corp - 144A 6.250% 02/01/2027	117,000	123,739
Tenet Healthcare Corp - 144A 4.875% 01/01/2026	300,000	311,062
Tenet Healthcare Corp - 144A 5.125% 11/01/2027	80,000	84,200
*Tenet Healthcare Corp 6.750% 06/15/2023	150,000	162,375
Tenet Healthcare Corp 7.000% 08/01/2025	20,000	20,717
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025	70,000	72,508
Valeant Pharmaceuticals International Inc - 144A 5.875% 05/15/2023	5,000	5,044
Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025	380,000	390,876
Valeant Pharmaceuticals International Inc - 144A 6.500% 03/15/2022	20,000	20,371
Valeant Pharmaceuticals International Inc - 144A 7.000% 03/15/2024	145,000	150,322
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027	99,000	111,994
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025	285,000	321,694
		$4,534,441
Industrials (9.8%)
ACCO BRANDS CORP - 144A 5.250% 12/15/2024	135,000	139,725
ADT Security Corp/The - 144A 4.875% 07/15/2032	18,000	16,736
Advanced Drainage Systems Inc - 144A 5.000% 09/30/2027	20,000	20,650
Air Medical Group Holdings Inc - 144A 6.375% 05/15/2023	85,000	79,263
Allison Transmission Inc - 144A 5.000% 10/01/2024	100,000	101,877
American Woodmark Corp - 144A 4.875% 03/15/2026	95,000	97,731
Arconic Inc 5.125% 10/01/2024	10,000	10,797
Arconic Inc 5.900% 02/01/2027	95,000	107,690
Ashtead Capital Inc - 144A 4.125% 08/15/2025	200,000	205,500
Avis Budget Car Rental LLC - 144A 5.250% 03/15/2025	75,000	76,500
Avis Budget Car Rental LLC - 144A 6.375% 04/01/2024	160,000	165,200
Bombardier Inc - 144A 7.500% 03/15/2025	90,000	86,513
BWX Technologies Inc - 144A 5.375% 07/15/2026	50,000	53,000
Clean Harbors Inc - 144A 4.875% 07/15/2027	20,000	21,048
Energizer Holdings Inc - 144A 5.500% 06/15/2025	85,000	87,763
EnPro Industries Inc 5.750% 10/15/2026	41,000	43,255
Herc Holdings Inc - 144A 5.500% 07/15/2027	115,000	120,141
Hertz Corp/The - 144A 5.500% 10/15/2024	165,000	167,406
Hertz Corp/The - 144A 6.000% 01/15/2028	15,000	15,131
Hertz Corp/The - 144A 7.125% 08/01/2026	75,000	79,687
Hertz Corp/The - 144A 7.625% 06/01/2022	33,000	34,031
Hertz Corp/The 6.250% 10/15/2022	25,000	25,250
Hexion Inc - 144A 7.875% 07/15/2027	65,000	66,950
Hillman Group Inc/The - 144A 6.375% 07/15/2022	120,000	112,200
Iron Mountain Inc 6.000% 08/15/2023	75,000	76,594
Jeld- 144A Wen Inc - 4.625% 12/15/2025	45,000	45,900
Jeld- 144A Wen Inc - 4.875% 12/15/2027	35,000	36,225
Manitowoc Foodservice Inc 9.500% 02/15/2024	50,000	52,625
Masonite International Corp - 144A 5.375% 02/01/2028	50,000	52,641
Mueller Water Products Inc - 144A 5.500% 06/15/2026	25,000	26,187
NXP BV / NXP Funding LLC - 144A 4.625% 06/01/2023	200,000	215,769
PGT Escrow Issuer Inc - 144A 6.750% 08/01/2026	45,000	48,150
+^(3)Remington Outdoor Com	125,000	0
RBS Global Inc / Rexnord LLC - 144A 4.875% 12/15/2025	20,000	20,447
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	191,700
SPX FLOW Inc - 144A 5.625% 08/15/2024	20,000	20,800
SPX FLOW Inc - 144A 5.875% 08/15/2026	45,000	47,587
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028	90,000	92,306
Stevens Holding Co Inc - 144A 6.125% 10/01/2026	40,000	43,800
Terex Corp - 144A 5.625% 02/01/2025	115,000	118,450
TransDigm Inc - 144A 6.250% 03/15/2026	70,000	75,495
TriMas Corp - 144A 4.875% 10/15/2025	60,000	61,500
Triumph Group Inc - 144A 6.250% 09/15/2024	10,000	10,314
Triumph Group Inc 7.750% 08/15/2025	75,000	73,266
United Rentals North America Inc 4.625% 10/15/2025	70,000	71,531
United Rentals North America Inc 4.875% 01/15/2028	55,000	57,338
United Rentals North America Inc 5.500% 05/15/2027	115,000	122,165
United Rentals North America Inc 5.500% 07/15/2025	35,000	36,214
United Rentals North America Inc 5.875% 09/15/2026	35,000	37,231
United Rentals North America Inc 6.500% 12/15/2026	75,000	81,469
Wabash National Corp - 144A 5.500% 10/01/2025	90,000	89,100
Wolverine Escrow LLC - 144A 13.125% 11/15/2027	40,000	41,200
Wolverine Escrow LLC - 144A 9.000% 11/15/2026	100,000	103,868
XPO Logistics Inc - 144A 6.125% 09/01/2023	20,000	20,675
XPO Logistics Inc - 144A 6.500% 06/15/2022	68,000	69,190
		3,973,781
Information Technology (5.7%)
ACI Worldwide Inc - 144A 5.750% 08/15/2026	64,000	68,506
Anixter Inc 5.500% 03/01/2023	25,000	26,500
Anixter Inc 6.000% 12/01/2025	30,000	31,800
Ascend Learning LLC - 144A 6.875% 08/01/2025	42,000	43,890
CDK Global Inc - 144A 5.250% 05/15/2029	27,000	28,890
CDK Global Inc 5.875% 06/15/2026	15,000	15,938
CDW LLC / CDW Finance Corp 4.250% 04/01/2028	80,000	83,300
CDW LLC / CDW Finance Corp 5.000% 09/01/2025	126,000	130,883
Cogent Communications Finance Inc - 144A 5.625% 04/15/2021	90,000	90,027
Cogent Communications Group Inc - 144A 5.375% 03/01/2022	70,000	72,975
CommScope Finance LLC - 144A 6.000% 03/01/2026	125,000	131,094
CommScope Finance LLC - 144A 8.250% 03/01/2027	105,000	107,887
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025	155,000	148,413
Entegris Inc - 144A 4.625% 02/10/2026	100,000	103,250
Fair Isaac Corp - 144A 5.250% 05/15/2026	23,000	25,358
Gartner Inc - 144A 5.125% 04/01/2025	105,000	109,156
*Infor US Inc 6.500% 05/15/2022	325,000	327,437
Informatica LLC - 144A 7.125% 07/15/2023	95,000	95,950
Magnachip Semiconductor Corp 6.625% 07/15/2021	50,000	50,000
MTS Systems Corp - 144A 5.750% 08/15/2027	25,000	26,250
NCR Corp - 144A 5.750% 09/01/2027	75,000	79,890
NCR Corp - 144A 6.125% 09/01/2029	75,000	81,836
Nuance Communications Inc 5.625% 12/15/2026	20,000	21,275
Plantronics Inc - 144A 5.500% 05/31/2023	85,000	82,025
Presidio Holdings Inc - 144A 4.875% 02/01/2027	10,000	9,998
Qorvo Inc 5.500% 07/15/2026	25,000	26,437
*Sabine Pass Liquefaction LLC 5.750% 05/15/2024	100,000	112,609
Sabine Pass Liquefaction LLC 6.250% 03/15/2022	100,000	107,360
Sinclair Television Group Inc - 144A 5.125% 02/15/2027	20,000	20,475
Sinclair Television Group Inc - 144A 5.625% 08/01/2024	20,000	20,575
SS&C Technologies Inc - 144A 5.500% 09/30/2027	35,000	37,023
		2,317,007
Materials (7.7%)
Alcoa Nederland Holding BV - 144A 7.000% 09/30/2026	200,000	216,760
Allegheny Technologies Inc 5.875% 12/01/2027	31,000	31,615
Ardagh Packaging Finance PLC - 144A 6.000% 02/15/2025	400,000	418,000
Ashland LLC 4.750% 08/15/2022	9,000	9,461
Axalta Coating Systems LLC - 144A 4.875% 08/15/2024	150,000	154,500
Berry Global Escrow Corp - 144A 4.875% 07/15/2026	85,000	88,812
BWAY Holding Co - 144A 5.500% 04/15/2024	97,000	99,956
Chemours Co/The 6.625% 05/15/2023	65,000	63,988
Chemours Co/The 7.000% 05/15/2025	85,000	81,345
Cheniere Corpus Christi Holdings LLC 5.875% 03/31/2025	55,000	62,354
Freeport McMoRan Inc 3.875% 03/15/2023	150,000	153,000
Freeport McMoRan Inc 4.550% 11/14/2024	10,000	10,563
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026	140,000	145,600
Greif Inc - 144A 6.500% 03/01/2027	65,000	69,997
Huntsman International LLC 5.125% 11/15/2022	100,000	107,250
*INEOS Group Holdings SA - 144A 5.625% 08/01/2024	200,000	205,000
LABL Escrow Issuer LLC - 144A 10.500% 07/15/2027	45,000	47,250
LABL Escrow Issuer LLC - 144A 6.750% 07/15/2026	115,000	123,512
Mauser Packaging Solutions Holding Co - 144A 7.250% 04/15/2025	90,000	89,550
NOVA Chemicals Corp - 144A 4.875% 06/01/2024	30,000	30,450
NOVA Chemicals Corp - 144A 5.250% 06/01/2027	70,000	71,225
Novelis Corp - 144A 4.750% 01/30/2030	45,000	45,198
Novelis Corp - 144A 5.875% 09/30/2026	45,000	47,700
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025	75,000	74,250
+^(3)(4)Reichhold Industries Inc - 144A 0.000% 05/08/2040	97,425	0
Scotts Miracle Gro Co/The 4.500% 10/15/2029	14,000	14,473
Scotts Miracle Gro Co/The 5.250% 12/15/2026	135,000	143,775
Starfruit Finco BV / Starfruit US Holdco LLC - 144A 8.000% 10/01/2026	150,000	155,625
Trinseo Materials Operating SCA - 144A 5.375% 09/01/2025	105,000	98,417
Trivium Packaging Finance BV - 144A 5.500% 08/15/2026	200,000	210,750
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025	50,000	45,750
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	11,023
		3,127,149
Real Estate (1.7%)
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 6.000% 04/15/2023	30,000	28,725
Communications Sales & Leasing Inc / CSL Capital LLC 8.250% 10/15/2023	40,000	32,400
Corrections Corp of America 4.625% 05/01/2023	88,000	87,560
Corrections Corp of America 5.000% 10/15/2022	25,000	25,625
Equinix Inc 5.875% 01/15/2026	100,000	106,110
ESH Hospitality Inc - 144A 5.250% 05/01/2025	95,000	97,375
GEO Group Inc/The 5.125% 04/01/2023	20,000	18,850
GEO Group Inc/The 5.875% 01/15/2022	75,000	74,062
GEO Group Inc/The 5.875% 10/15/2024	65,000	60,288
Iron Mountain Inc 5.750% 08/15/2024	5,000	5,045
MGM Growth Properties Operating Partnership LP 5.750% 02/01/2027	37,000	41,163
Outfront Media Capital LLC - 144A 5.000% 08/15/2027	40,000	41,896
RHP Hotel Properties LP / RHP Finance Corp 5.000% 04/15/2023	65,000	66,137
		685,236
Utilities (0.8%)
AES Corp/VA 5.500% 04/15/2025	75,000	77,344
AES Corp/VA 6.000% 05/15/2026	10,000	10,537
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025	40,000	42,800
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026	70,000	76,615
Calpine Corp - 144A 5.250% 06/01/2026	20,000	20,652
NRG Energy Inc 6.625% 01/15/2027	35,000	37,625
NRG Energy Inc 7.250% 05/15/2026	40,000	43,301
Vistra Operations Co LLC - 144A 5.625% 02/15/2027	35,000	36,400
		345,274

TOTAL CORPORATE BONDS (COST: $36,724,425)		$37,053,675

COMMON STOCKS (1.6%)
Communication Services (0.0%)	Shares
iHeartMedia Inc	223	$3,943

Consumer Discretionary (1.0%)
+^(3)Claire’s Stores	58	$29,000
Clear Channel Outdoor Holdings Inc	4,640	12,667
VICI Properties, Inc	14,306	383,401
		425,068
Energy (0.0%)
(3)Battalion Oil Corp	424	$4,672

Health Care (0.0%)
+^(3)21st Century Oncology Holdings	165	$5,660

Industrials (0.0%)
+^(3)Remington Outdoor Co	1,284	$899

Material (0.6%)
+^(3)Reichhold Cavman	162	$166,212
+^(3)UCI International Holdings	2,633	60,559
		226,771

TOTAL COMMON STOCK (COST: $716,070)		$667,013

CONVERTIBLE PREFERRED STOCKS (0.4%)
Consumer Discretionary (0.3%)	Shares
+^Claire’s Stores Inc 14.000%	37	$55,500
Myt Holding Co - 144A	63,473	57,126
		112,626
Health Care (0.1%)
+^(3)RTSX 15.000%	207	$49,959

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $109,560)		$162,585

WARRANTS (0.1%)
Communication Services (0.1%)	Shares
^iHeartMedia	1,679	$26,025

Industrials (0.00%)
+^(3)Jack Cooper Enterprises Inc	175	0
+^(3)Jack Cooper Enterprises Inc	99	0
+^(3)Remington Outdoor Co	1,295	0
		$0

TOTAL WARRANTS (COST: $39,600)		$26,025

TOTAL INVESTMENTS IN SECURITIES (COST: $37,589,655) (93.2%)		$37,909,298
OTHER ASSETS LESS LIABILITIES (6.8%)		$2,778,776

NET ASSETS (100%)		$40,688,074

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of January 31, 2020.

(3) Non-income producing security.
(4) Issue is in default.
+ The level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur.
^ Deemed by management to be illiquid security. See note 2. Total market value of illiquid securities amount to $455,388, representing 1.1% of net assets as of January 31, 2020.
#When-issued purdchase as of January 31, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $21,239,895, representing 52.2% of net assets as of January 31, 2020.

PLC - Public Limited Company
LIBOR - London InterBank Offered Rate

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PORTFOLIO MARKET SECTORS January 31, 2020 (unaudited)

Energy	83.8%
Utilities	9.6%
Cash Equivalents and Other	4.4%
Materials	1.6%
Industrials	0.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2020 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (95.6%)

Energy (83.8%)
BP PLC ADR	50,000	$1,806,500
Royal Dutch Shell PLC ADR	55,000	2,930,400
*Apergy Corp	75,000	1,939,500
Archrock Inc	730,000	6,095,500
Baker Hughes a GE Co	60,000	1,299,600
*Cactus Inc	85,000	2,449,700
*Cheniere Energy Inc	105,000	6,220,200
Concho Resources Inc	87,000	6,592,860
ConocoPhillips	139,000	8,260,770
Diamondback Energy Inc	82,000	6,100,800
EOG Resources Inc	87,000	6,343,170
Enbridge Inc	60,000	2,440,200
Exxon Mobil Corp	80,000	4,969,600
*Forum Energy Technologies Inc	280,000	296,800
Helmerich & Payne Inc	170,000	6,893,500
*Independence Contract Drilling Inc	515,000	361,736
Kinder Morgan Inc/DE	410,000	8,556,700
Marathon Petroleum Corp	110,000	5,995,000
*NCS Multistage Holdings Inc	65,000	99,450
Occidental Petroleum Corp	50,000	1,986,000
ONEOK Inc	35,000	2,620,450
*Parsley Energy Inc	110,000	1,830,400
Phillips 66	52,000	4,751,240
Pioneer Natural Resources Co	23,000	3,105,000
*ProPetro Holding Corp	120,000	1,168,800
Schlumberger Ltd	80,000	2,680,800
*Select Energy Services Inc	55,000	382,800
Suncor Energy Inc	160,000	4,894,400
TransCanada Corp	20,000	1,096,400
Valero Energy Corp	68,000	5,733,080
Williams Cos Inc/The	220,000	4,551,800
TechnipFMC	190,000	3,136,900
Core Laboratories NV	60,000	2,107,800
		119,697,856
Industrials (0.6%)
Caterpillar Inc	7,000	919,450

Materials (1.6%)
Dow Inc	35,000	1,612,450
LyondellBasell Industries NV	8,000	622,880
		2,235,330
Utilities (9.6%)
CenterPoint Energy Inc	170,000	4,501,600
Exelon Corp	70,000	3,331,300
MDU Resources Group Inc	200,000	5,922,000
		13,754,900

TOTAL COMMON STOCKS (COST: $158,329,685)		$136,607,536

OTHER ASSETS AND LIABILITES (4.4%)		$6,317,915

NET ASSETS (100.0%)		$142,925,451

* Non-income producing
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | January 31, 2020

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$157,957,205	$7,358,917	$26,770,473

Investments in securities, at value	$167,376,710	$6,485,715	$39,512,872
Cash and cash equivalents	4,522,570	517,797	2,318,213
Security sales receivable	0	272,422	0
Receivable for Fund shares sold	79,920	4,751	5,784
Accrued dividends receivable	459,827	14,041	66,593
Accrued interest receivable	4,554	102	472
Receivable from affiliate	78,498	8,769	22,605
Prepaid expenses	25,160	7,383	7,736
Other assets	2,785	0	0
Total assets	$172,550,024	$7,310,980	$41,934,275

LIABILITIES
Payable for securities purchased	$0	$614,545	$0
Payable for Fund shares redeemed	41,764	30,864	7,291
Dividends payable	0	0	9
Trustees’ fees payable	1,551	67	412
Payable to affiliates	196,729	12,514	65,596
Accrued expenses	17,736	3,518	7,164
Total liabilities	$257,780	$661,508	$80,472

NET ASSETS	$172,292,244	$6,649,472	$41,853,803

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$159,962,067	$7,811,936	$28,643,317
Distributable earnings (accumulated losses)	12,330,177	(1,162,464)	13,210,486

NET ASSETS	$172,292,244	$6,649,472	$41,853,803

Net Assets - Class A	$95,221,768	$2,865,028	$38,381,673
Net Assets - Class C	$16,476,584	$204,451	$678,552
Net Assets - Class I	$60,593,892	$3,579,993	$2,793,578
Shares outstanding - Class A	6,720,167	294,942	644,085
Shares outstanding - Class C	1,172,018	21,096	11,568
Shares outstanding - Class I	4,272,430	368,331	46,886
Net asset value per share - Class A*	$14.17	$9.71	$59.59
Maximum sales charge - Class A	5.00%	5.00%	5.00%
Public offering price per share - Class A	$14.92	$10.22	$62.73
Net asset value per share - Class C*	$14.06	$9.69	$58.66
Net asset value per share - Class I	$14.18	$9.72	$59.58

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | January 31, 2020

	High	MNA
	Income	Resources
	Fund	Fund
ASSETS
Investments in securities, at cost	$37,589,655	$158,329,685

Investments in securities, at value	$37,909,299	$136,607,536
Cash and cash equivalents	2,840,718	6,494,062
Security sales receivable	26,527	949,993
Receivable for Fund shares sold	12,500	24,933
Accrued dividends receivable	0	200,679
Accrued interest receivable	622,464	1,154
Receivable from affiliate	24,245	8,721
Prepaid expenses	11,613	25,921
Total assets	$41,447,366	$144,312,999

LIABILITIES
Payable for securities purchased	$531,851	$534,040
Payable for Fund shares redeemed	7,855	561,687
Dividends payable	159,041	0
Trustees’ fees payable	393	1,524
Payable to affiliates	54,030	231,589
Accrued expenses	6,122	58,708
Total liabilities	$759,292	$1,387,548

NET ASSETS	$40,688,074	$142,925,451

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$41,262,154	$345,006,516
Distributable earnings (accumulated losses)	(574,080)	(202,081,065)

NET ASSETS	$40,688,074	$142,925,451

Net Assets - Class A	$25,843,518	$116,536,577
Net Assets - Class C	$3,945,277	$12,436,775
Net Assets - Class I	$10,899,279	$13,952,099
Shares outstanding - Class A	3,309,954	30,583,835
Shares outstanding - Class C	504,201	3,289,976
Shares outstanding - Class I	1,397,190	3,685,482
Net asset value per share - Class A*	$7.81	$3.81
Maximum sales charge - Class A	4.25%	5.00%
Public offering price per share - Class A	$8.16	$4.01
Net asset value per share - Class C*	$7.82	$3.78
Net asset value per share - Class I	$7.80	$3.79

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended January 31, 2020

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $17,504, $6,837, and $0, respectively)	$3,264,593	$176,000	$449,513
Interest	5,076	602	5,054
Total investment income	$3,269,669	$176,602	$454,567

EXPENSES
Investment advisory fees	$563,877	$22,837	$202,956
Distribution (12b-1) fees - Class A	118,888	3,846	47,641
Distribution (12b-1) fees - Class C	75,393	1,224	0
Transfer agent fees	141,380	11,531	42,582
Administrative service fees	129,454	28,460	52,610
Professional fees	17,620	1,936	5,825
Reports to shareholders	6,540	451	2,966
License, fees, and registrations	29,632	7,309	9,072
Audit fees	12,825	520	3,460
Trustees’ fees	8,395	340	2,264
Transfer agent out-of-pockets	14,998	686	6,870
Custodian fees	8,888	861	2,236
Legal fees	8,009	325	2,160
Insurance expense	1,383	66	361
Total expenses	$1,137,282	$80,392	$381,003
Less expenses waived or reimbursed (See Note 8)	(416,339)	(53,695)	(129,536)
Total net expenses	$720,943	$26,697	$251,467

NET INVESTMENT INCOME (LOSS)	$2,548,726	$149,905	$203,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$4,450,583	$35,776	$1,487,963
Net change in unrealized appreciation (depreciation) of investments	3,821,774	(590,616)	1,898,047
Net realized and unrealized gain (loss) on investments	$8,272,357	$(554,840)	$3,386,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,821,083	$(404,935)	$3,589,110

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended January 31, 2020

	High	MNA
	Income	Resources
	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0 and $38,861, respectively)	$9,503	$2,631,174
Interest	1,110,493	24,682
Total investment income	$1,119,996	$2,655,856

EXPENSES
Investment advisory fees	$168,665	$422,526
Distribution (12b-1) fees - Class A	31,952	342,405
Distribution (12b-1) fees - Class C	20,652	74,220
Transfer agent fees	29,861	158,159
Administrative service fees	51,977	142,504
Professional fees	5,633	25,528
Reports to shareholders	1,136	27,160
License, fees, and registrations	13,278	28,887
Audit fees	3,388	14,431
Trustees’ fees	2,217	9,438
Transfer agent out-of-pockets	3,307	61,873
Custodian fees	5,100	13,687
Legal fees	2,115	9,003
Insurance expense	334	1,474
Total expenses	$339,615	$1,331,295
Less expenses waived or reimbursed (See Note 8)	(152,865)	(71,661)
Total net expenses	$186,750	$1,259,634

NET INVESTMENT INCOME (LOSS)	$933,246	$1,396,222

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$977	$(18,230,998)
Net change in unrealized appreciation (depreciation) of investments	210,096	822,004
Net realized and unrealized gain (loss) on investments	$211,073	$(17,408,994)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,144,319	$(16,012,772)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended January 31, 2020

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,548,726	$149,905	$203,100
Net realized gain (loss) from investment transactions	4,450,583	35,776	1,487,963
Net change in unrealized appreciation (depreciation) of investments	3,821,774	(590,616)	1,898,047
Net increase (decrease) in net assets resulting from operations	$10,821,083	$(404,935)	$3,589,110

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(5,443,495)	$(72,716)	$(3,330,641)
Distributions - Class C	(867,877)	(4,501)	(58,407)
Distributions - Class I	(2,409,060)	(73,047)	(220,775)
Total distributions	$(8,720,432)	$(150,264)	$(3,609,823)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$7,483,283	$381,961	$1,077,913
Proceeds from sale of shares - Class C	2,898,221	131	399,833
Proceeds from sale of shares - Class I	12,003,165	1,867,831	1,354,503
Proceeds from fund acquisition - Class A *	132,677	0	0
Proceeds from fund acquisition - Class I *	23,328,248	0	0
Proceeds from reinvested dividends - Class A	5,008,186	67,583	3,179,912
Proceeds from reinvested dividends - Class C	825,888	4,501	58,178
Proceeds from reinvested dividends - Class I	2,037,894	58,690	159,527
Cost of shares redeemed - Class A	(10,748,170)	(444,036)	(3,377,901)
Cost of shares redeemed - Class C	(1,091,980)	(88,601)	(16,582)
Cost of shares redeemed - Class I	(7,718,701)	(372,784)	(216,752)
Net increase (decrease) in net assets resulting from capital share transactions	$34,158,711	$1,475,276	$2,618,631

TOTAL INCREASE (DECREASE) IN NET ASSETS	$36,259,362	$920,077	$2,597,918
NET ASSETS, BEGINNING OF PERIOD	136,032,882	5,729,395	39,255,885
NET ASSETS, END OF PERIOD	$172,292,244	$6,649,472	$41,853,803

* Refer to Note 3 for information on fund acquisition.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended January 31, 2020

	High	MNA
	Income	Resources
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$933,246	$1,396,222
Net realized gain (loss) from investment transactions	977	(18,230,998)
Net change in unrealized appreciation (depreciation) of investments	210,096	822,004
Net increase (decrease) in net assets resulting from operations	$1,144,319	$(16,012,772)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(602,843)	$(2,062,122)
Distributions - Class C	(81,754)	(135,268)
Distributions - Class I	(248,649)	(344,892)
Total distributions	$(933,246)	$(2,542,282)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,812,757	$1,561,975
Proceeds from sale of shares - Class C	424,088	122,107
Proceeds from sale of shares - Class I	3,393,770	1,771,532
Proceeds from reinvested dividends - Class A	416,087	1,957,656
Proceeds from reinvested dividends - Class C	54,459	127,830
Proceeds from reinvested dividends - Class I	168,025	284,533
Cost of shares redeemed - Class A	(1,226,456)	(29,428,587)
Cost of shares redeemed - Class C	(885,930)	(3,574,364)
Cost of shares redeemed - Class I	(1,735,846)	(6,917,352)
Net increase (decrease) in net assets resulting from capital share transactions	$2,420,954	$(34,094,670)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$2,632,027	$(52,649,724)
NET ASSETS, BEGINNING OF PERIOD	38,056,047	196,798,883
NET ASSETS, END OF PERIOD	$40,688,074	$144,149,159

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,062,843	$283,936	$407,454
Net realized gain (loss) from investment transactions	7,078,224	(192,636)	2,526,203
Net change in unrealized appreciation (depreciation) of investments	(221,884)	(784,435)	1,451,218
Net increase (decrease) in net assets resulting from operations	$10,919,183	$(693,135)	$4,384,875

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(8,035,053)	$(277,465)	$(1,974,252)
Distributions - Class C	(1,104,589)	(28,413)	(13,303)
Distributions - Class I	(2,354,447)	(258,089)	(74,168)
Return of capital - Class A	0	(21,183)	0
Return of capital - Class C	0	(2,388)	0
Return of capital - Class I	0	(17,914)	0
Total distributions	$(11,494,089)	$(605,452)	$(2,061,723)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$15,545,073	$1,323,406	$2,802,407
Proceeds from sale of shares - Class C	2,237,437	93,781	131,951
Proceeds from sale of shares - Class I	19,223,866	1,479,319	1,098,199
Proceeds from reinvested dividends - Class A	7,564,375	272,907	1,890,178
Proceeds from reinvested dividends - Class C	1,034,497	30,801	13,167
Proceeds from reinvested dividends - Class I	1,764,417	258,022	48,421
Cost of shares redeemed - Class A	(26,454,352)	(1,187,454)	(4,367,719)
Cost of shares redeemed - Class C	(3,548,537)	(128,806)	(109,598)
Cost of shares redeemed - Class I	(11,677,405)	(2,430,693)	(457,983)
Net increase (decrease) in net assets resulting from capital share transactions	$5,689,371	$(288,717)	$1,049,023

TOTAL INCREASE (DECREASE) IN NET ASSETS	$5,114,465	$(1,587,304)	$3,372,175
NET ASSETS, BEGINNING OF PERIOD	130,918,417	7,316,699	35,883,710
NET ASSETS, END OF PERIOD	$136,032,882	$5,729,395	$39,255,885

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets* | For the year ended July 31, 2019

	High	MNA
	Income	Resources
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,643,540	$2,022,093
Net realized gain (loss) from investment transactions	(23,445)	(33,124,781)
Net change in unrealized appreciation (depreciation) of investments	460,317	(46,710,280)
Net increase (decrease) in net assets resulting from operations	$2,080,412	$(77,812,968)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,214,775)	$(998,223)
Distributions - Class C	(184,685)	0
Distributions - Class I	(244,091)	(343,060)
Total distributions	$(1,643,551)	$(1,341,283)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$4,456,809	$6,277,586
Proceeds from sale of shares - Class C	604,418	681,858
Proceeds from sale of shares - Class I	8,262,991	8,178,124
Proceeds from reinvested dividends - Class A	1,001,031	950,217
Proceeds from reinvested dividends - Class C	152,584	0
Proceeds from reinvested dividends - Class I	165,637	298,412
Cost of shares redeemed - Class A	(5,160,756)	(68,972,345)
Cost of shares redeemed - Class C	(1,287,186)	(8,154,217)
Cost of shares redeemed - Class I	(2,197,115)	(22,755,480)
Net increase (decrease) in net assets resulting from capital share transactions	$5,998,413	$(83,495,845)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,435,274	$(162,650,096)
NET ASSETS, BEGINNING OF PERIOD	31,620,773	359,448,979
NET ASSETS, END OF PERIOD	$38,056,047	$196,798,883

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of six series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Integrity Mid-North American Resources Fund (the “MNA Resources Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and MNA Resources Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 4 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended July 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended July 31, 2019, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. Dividend Harvest Fund and Energized Dividend Fund will declare and pay dividends from net investment income monthly. MNA Resources Fund will declare and pay dividends from net investment income quarterly. Growth & Income Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and MNA Resources Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedule of Investments, the following securities are considered to be restricted as of January 31, 2020:

High Income Fund	Shares/ Principal	Dates Acquired	Cost Basis	Fair Value
21st Century Oncology Inc - Common Stock	165	2/22/18	66,476	6,470
RTSX - Convertible Preferred Stock	207	1/12/18	14,025	47,022
RTSX - Corporate Bond	46,850	1/12/18	46,851	42,399
UCI International - Common Stock	2,633	6/8/17	119,389	60,559

NOTE 3: Acquisition of Funds

On January 17, 2020, Integrity Dividend Harvest Fund acquired all the net assets of M.D. Sass Equity Income Plus Fund pursuant to the Plan of Reorganization approved by M.D. Sass Equity Income Plus Fund on July 22, 2019.

The acquisition of M.D. Sass Equity Income Plus Fund was accomplished by a tax-free exchange of 9,056 shares of Integrity Dividend Harvest Fund Class A (valued at $132,667) for 11,552 shares of M.D. Sass Equity Income Plus Fund Investor Class and 1,590,201 shares of Integrity Dividend Harvest Fund Class I (valued at $23,328,248) for 2,028,807 shares of M.D. Sass Equity Income Plus Fund Institutional Class outstanding on January 17, 2020. M.D. Sass Equity Income Plus Fund’s net assets on that date of $23,460,925 ($132,667 Investor Class and $23,328,248 Institutional Class), including $1,680,047 of unrealized appreciation, were combined with those of Integrity Dividend Harvest Fund. The aggregate net assets of the Integrity Dividend Harvest Fund Class A and Class I and M.D. Sass Equity Income Plus Fund Investor Class and Institutional Class before the acquisition were $97,993,541, $39,407,271, $132,667, and $23,328,248, respectively.

The Integrity Dividend Harvest Fund elected to maintain the tax cost basis of the investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 4: Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of January 31, 2020:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$167,376,710	$0	$0	$167,376,710
Total	$167,376,710	$0	$0	$167,376,710

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$6,485,715	$0	$0	$6,485,715
Total	$6,485,715	$0	$0	$6,485,715

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$39,512,872	$0	$0	$39,512,872
Total	$39,512,872	$0	$0	$39,512,872

High Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$0	$37,053,676	$0	$37,053,676
Common Stock	404,683	0	262,330	667,013
Convertible Preferred Stock	0	57,126	105,459	162,585
Warrants	0	0	26,025	26,025
Total	$404,683	$37,110,802	$393,814	$37,909,299

MNA Resources Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$136,607,536	$0	$0	136,607,536
Total	$136,607,536	$0	$0	$136,607,536

Please refer to the Schedules of Investments for sector classification. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The changes of the fair value of investments during the six months ended January 31, 2020, for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as		Transfer	Amortization/	Change in unrealized	Balance as
High Income Fund	of 7/31/19	Purchases	Level 1	accretion	appreciation/depreciation	of 1/31/20
Common Stock	$232,606	$0	($6,360)	$0	$36,084	$262,330
Convertible Preferred Stock	$101,272	$3,250	$0	$0	$937	$105,459
Warrants	$26,025	$0	$0	$0	$0	$26,025

					Impact to
					Valuation
	Fair Value		Unobservable	Range/	From Input
Asset Class	at 7/31/19	Valuation Technique	Inputs	Input	Increases
Common Stock	$166,212	Market Comparable Companies	EBITDA Multiple	6.8x	Increase
	$5,660	Market Comparable Companies	EBITDA Multiple	9.4x	Increase
	$60,559	Market Comparable Transaction	Transaction Price	$23.00	Increase
	$899	Market Comparable Transaction	Broker Quote	$0.70	Increase
	$29,000	Market Comparable Transaction	Broker Quote	$500.00	Increase
	$262,330
Convertible Preferred Stock	$55,500	Market Comparable Transaction	Broker Quote	$1,500.00	Increase
	$49,959	Market Comparable Companies	EBITDA Multiple	9.4x	Increase
	$105,459
Warrants	$26,025	Market Comparable Transaction	Broker Quote	$15.50	Increase

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 5: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2020, were as follows:

	Dividend	Energized	Growth &	High	MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Resources Fund
Purchases	$45,361,605	$2,336,537	$2,041,217	$8,377,257	$35,942,016
Sales	$20,989,446	$878,115	$3,717,326	$4,278,910	$71,382,043

NOTE 6: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 1/31/2020:	Dividend	Energized	Growth &	High	MNA
	Harvest	Dividend	Income	Income	Resources
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	568,166	37,537	17,330	222,233	370,710
Shares issued from fund acquisition	9,056	0	0	0	0
Shares issued from reinvestments	346,656	6,581	52,866	64,117	465,001
Shares redeemed	(721,038)	(43,759)	(55,191)	(157,294)	(7,297,281)
Net increase (decrease)	202,840	359	15,005	129,056	(6,461,570)

Class C
Shares sold	210,254	0	6,648	53,343	30,936
Shares issued from reinvestments	57,613	439	982	8,268	30,581
Shares redeemed	(73,031)	(8,751)	(271)	(113,600)	(902,056)
Net increase (decrease)	194,836	(8,312)	7,359	(51,989)	(840,539)

Class I
Shares sold	844,809	182,774	21,856	430,195	438,902
Shares issued from fund acquisition	1,590,201	0	0	0	0
Shares issued from reinvestments	140,968	5,708	2,653	26,365	68,070
Shares redeemed	(492,669)	(36,861)	(3,521)	(222,158)	(1,721,565)
Net increase (decrease)	2,083,309	151,621	20,988	234,402	(1,214,593)

Year Ended 7/31/19:	Dividend	Energized	Growth &	High	MNA
	Harvest	Dividend	Income	Income	Resources
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	1,130,076	117,896	51,836	584,923	1,401,241
Shares issued from reinvestments	581,758	26,967	38,765	131,527	254,068
Shares redeemed	(1,889,047)	(106,746)	(78,806)	(680,562)	(15,087,323)
Net increase (decrease)	(177,213)	38,117	11,795	35,888	(13,432,014)

Class C
Shares sold	162,865	8,408	2,467	78,227	162,320
Shares issued from reinvestments	80,552	3,081	272	20,011	0
Shares redeemed	(256,673)	(11,763)	(1,985)	(168,763)	(1,797,839)
Net increase (decrease)	(13,256)	(274)	754	(70,525)	(1,635,519)

Class I
Shares sold	1,375,479	123,881	19,844	1,075,811	1,814,121
Shares issued from reinvestments	135,523	25,200	994	21,666	80,218
Shares redeemed	(834,981)	(217,250)	(8,012)	(288,457)	(4,979,800)
Net increase (decrease)	676,021	(68,169)	12,826	809,020	(3,085,461)

NOTE 7: Income Tax Information

At July 31, 2019, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Energized	Growth &	High	MNA
	Harvest	Dividend	Income	Income	Resources
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$129,243,041	$5,871,994	$26,972,697	$33,589,671	$213,403,573
Unrealized appreciation	$11,168,604	$153,900	$11,284,793	$1,492,055	$5,821,860
Unrealized depreciation	(5,679,451)	(443,761)	(440,441)	(1,384,636)	(28,366,013)
Net unrealized appreciation*	$5,489,153	$(289,861)	$10,844,352	$107,419	$(22,544,153)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The tax character of distributions paid was as follows:

	Dividend	Energized	Growth &	High	MNA
	Harvest	Dividend	Income	Income	Resources
Year ended 7/31/19:	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$4,813,575	$465,611	$334,469	$1,643,551	$1,341,283
Capital Gain	6,680,514	98,356	1,727,254	0	0
Return of Capital	0	41,485	0	0	0
Total	$11,494,089	$605,452	$2,061,723	$1,643,551	$1,341,283

Period ended 7/31/18:
Ordinary Income	$2,146,466	$138,431	$0	$923,818	$0

Year ended 12/31/17:
Ordinary Income	$6,843,837	$227,037	$597,288	$1,505,422	$609,684
Capital Gain	5,030,545	43,587	1,816,724	0	0
Return of Capital	125,278	0	25,316	0	228,774
Total	$11,999,660	$270,624	$2,439,328	$1,505,422	$838,458

As of July 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Energized	Growth &	High	MNA
	Harvest	Dividend	Income	Income	Resources
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$95,378	$0	$373,817	$25,835	$1,139,567
Undistributed capital gain	4,644,995	0	2,013,031	0	0
Capital loss carryforward	0	0	0	(892,571)	(162,121,425)
Post-October losses deferred^	0	(317,404)	0	0	0
Unrealized appreciation/(depreciation)*	5,489,153	(289,861)	10,844,352	107,419	(22,544,153)
Total accumulated earnings/(deficit)	$10,229,526	$(607,265)	$13,231,200	$(759,317)	$(183,526,011)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to tax deferral of losses on wash sales.
^When a Fund elects to do so, capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.

The Funds’ capital loss carryforward amounts as of July 31, 2019 are as follows:

	High Income Fund	MNA Resources Fund
Non-expiring S-T losses	$0	$91,290,157
Non-expiring L-T losses	892,571	70,831,268
Total	$892,571	$162,121,425

NOTE 8: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2020, the expense limitations may be terminated or revised.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.24%	1.99%	0.99%
High Income Fund	0.85%	0.99%	1.74%	0.74%
MNA Resources Fund	0.50%	1.50%	2.00%	1.00%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.95%, 1.69%, and 0.72%, respectively, of average daily net assets for the six months ended January 31, 2020. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Six Months Ended 1/31/20			Payable 1/31/20
	Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
Dividend Harvest Fund	$563,877	$416,339	$0	$103,222	$78,498	$0
Energized Dividend Fund	$22,837	$22,837	$30,858	$4,436	$4,436	$4,333
Growth & Income Fund	$202,956	$129,536	$0	$36,515	$22,605	$0
High Income Fund	$168,665	$152,865	$0	$29,580	$24,245	$0
MNA Resources Fund	$422,526	$71,661	$0	$67,513	$8,721	$0

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for MNA Resources Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 1/31/20			Payable 1/31/20
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$184,247	$0	$118,888	$20,667
Dividend Harvest Fund - C	$0	$604	$75,393	$14,261
Energized Dividend Fund - A	$14,176	$0	$3,846	$656
Energized Dividend Fund - C	$0	$0	$1,224	$187
Growth & Income Fund - A	$19,201	$2,400	$47,641	$8,387
Growth & Income Fund - C	$0	$0	$0	$0
High Income Fund - A	$33,729	$0	$31,952	$5,533
High Income Fund - C	$0	$340	$20,652	$3,377
MNA Resources Fund - A	$39,617	$2,956	$342,405	$55,029
MNA Resources Fund - C	$0	$187	$74,220	$11,799

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and MNA Resources Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 1/31/20		Payable 1/31/20
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$156,378	$129,454	$35,235	$23,344
Energized Dividend Fund	$12,217	$28,460	$2,330	$4,905
Growth & Income Fund	$49,452	$52,610	$11,505	$9,189
High Income Fund	$33,168	$51,977	$6,591	$8,949
MNA Resources Fund	$220,032	$142,504	$74,268	$22,980

NOTE 9: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The MNA Resources Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 10: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

NOTE 11. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards (“ASU”) Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds’ financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of July 31, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of July 31, 2019 had no effect on the Funds’ net assets or results of operations.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven
	Months	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.06	$14.24	$14.68	$14.33	$12.23	$12.64

Income (loss) from investment operations:
Net investment income (loss)	$0.25	$0.44	$0.24	$0.41	$0.39	$0.37
Net realized and unrealized gain (loss) on investments(1)	0.71	0.66	(0.45)	1.16	2.15	(0.24)
Total from investment operations	$0.96	$1.10	$(0.21)	$1.57	$2.54	$0.13

Less Distributions:
Dividends from net investment income	$(0.26)	$(0.43)	$(0.23)	$(0.41)	$(0.39)	$(0.37)
Distributions from net realized gains	(0.59)	(0.85)	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(0.85)	$(1.28)	$(0.23)	$(1.22)	$(0.44)	$(0.54)

NET ASSET VALUE, END OF PERIOD	$14.17	$14.06	$14.24	$14.68	$14.33	$12.23

Total Return (excludes any applicable sales charge) #	6.72%	8.67%	(1.39%)	11.10%	20.94%	1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$95,222	$91,602	$95,340	$111,696	$107,275	$43,425
Ratio of expenses to average net assets after waivers^(2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.85%
Ratio of expenses to average net assets before waivers^	1.50%	1.51%	1.53%	1.49%	1.55%	1.58%
Ratio of net investment income to average net assets^(2)	3.42%	3.17%	2.92%	2.88%	3.26%	3.18%
Portfolio turnover rate #	14.17%	47.71%	23.05%	44.89%	25.56%	38.38%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven			Period
	Months	Year	Months	Year	Year	From
	Ended	Ended	Ended	Ended	Ended	8/3/15* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$13.96	$14.15	$14.59	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.34	$0.17	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments (1)	0.71	0.65	(0.44)	1.14	2.11	(0.17)
Total from investment operations	$0.90	$0.99	$(0.27)	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.21)	$(0.33)	$(0.17)	$(0.31)	$(0.31)	$(0.18)
Distributions from net realized gains	(0.59)	(0.85)	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(0.80)	$(1.18)	$(0.17)	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.06	$13.96	$14.15	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge) #	6.33%	7.84%	(1.78%)	10.26%	20.01%	0.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$16,477	$13,637	$14,014	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers ^ (2)	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers ^	2.25%	2.26%	2.28%	2.24%	2.30%	2.39%
Ratio of net investment income to average net assets ^ (2)	2.64%	2.42%	2.17%	2.14%	2.40%	2.48%
Portfolio turnover rate #	14.17%	47.71%	23.05%	44.89%	25.56%	38.38%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.07	$14.25	$14.69	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.26	$0.48	$0.26	$0.45	$0.22
Net realized and unrealized gain (loss) on investments (1)	0.72	0.66	(0.46)	1.16	0.43
Total from investment operations	$0.98	$1.14	$(0.20)	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.28)	$(0.47)	$(0.24)	$(0.45)	$(0.22)
Distributions from net realized gains	(0.59)	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(0.87)	$(1.32)	$(0.24)	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.18	$14.07	$14.25	$14.69	$14.34

Total Return (excludes any applicable sales charge) #	6.85%	8.94%	(1.26%)	11.37%	4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,594	$30,794	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers ^ (2)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers ^	1.25%	1.26%	1.28%	1.24%	1.31%
Ratio of net investment income to average net assets ^ (2)	3.63%	3.42%	3.18%	3.14%	3.22%
Portfolio turnover rate #	14.17%	47.71%	23.05%	44.89%	25.56%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	5/2/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$12.81	$12.43	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.25	$0.50	$0.27	$0.50	$0.34
Net realized and unrealized gain (loss) on investments (1)	(0.90)	(1.53)	0.37	1.42	1.63
Total from investment operations	$(0.65)	$(1.03)	$0.64	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.24)	$(0.52)	$(0.26)	$(0.50)	$(0.34)
Distributions from net realized gains	0.00	(0.57)	0.00	(0.36)	(0.26)
Returns of capital	0.00	(0.09)	0.00	0.00	0.00
Total distributions	$(0.24)	$(1.18)	$(0.26)	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$9.71	$10.60	$12.81	$12.43	$11.37

Total Return (excludes any applicable sales charge) #	(6.20%)	(7.18%)	5.36%	17.47%	19.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,865	$3,121	$3,286	$2,321	$1,198
Ratio of expenses to average net assets after waivers ^ (2)	0.95%	0.67%	0.51%	0.35%	0.17%
Ratio of expenses to average net assets before waivers ^	2.73%	2.75%	2.48%	4.49%	8.39%
Ratio of net investment income to average net assets ^ (2)(3)	4.84%	4.45%	3.89%	5.12%	5.13%
Portfolio turnover rate #	15.14%	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, 0.38%, and 0.10% for the periods ended 12/30/16, 12/31/17, 7/31/18, 7/31/19, and 1/31/20 respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	5/2/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.56	$12.77	$12.40	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.22	$0.42	$0.22	$0.43	$0.29
Net realized and unrealized gain (loss) on investments (1)	(0.89)	(1.53)	0.37	1.40	1.62
Total from investment operations	$(0.67)	$(1.11)	$0.59	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.44)	$(0.22)	$(0.43)	$(0.29)
Distributions from net realized gains	0.00	(0.57)	0.00	(0.36)	(0.26)
Returns of capital	0.00	(0.09)	0.00	0.00	0.00
Total distributions	$(0.20)	$(1.10)	$(0.22)	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$9.69	$10.56	$12.77	$12.40	$11.36

Total Return (excludes any applicable sales charge) #	(6.43%)	(7.94%)	4.90%	16.64%	19.300%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$204	$311	$379	$292	$114
Ratio of expenses to average net assets after waivers ^ (2)	1.69%	1.42%	1.25%	1.10%	0.91%
Ratio of expenses to average net assets before waivers ^	3.49%	3.51%	3.22%	5.17%	12.55%
Ratio of net investment income to average net assets ^ (2)(3)	4.09%	3.70%	3.16%	5.03%	4.14%
Portfolio turnover rate #	15.14%	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, 0.38%, and 0.11% for the periods ended 12/30/16, 12/31/17, 7/31/18, 7/31/19, and 1/31/20 respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$12.82	$12.43	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.25	$0.54	$0.29	$0.53	$0.27
Net realized and unrealized gain (loss) on investments (1)	(0.87)	(1.55)	0.38	1.42	1.68
Total from investment operations	$(0.62)	$(1.01)	$0.67	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.26)	$(0.55)	$(0.28)	$(0.53)	$(0.27)
Distributions from net realized gains	0.00	(0.57)	0.00	(0.36)	(0.26)
Returns of capital	0.00	(0.09)	0.00	0.00	0.00
Total distributions	$(0.26)	$(1.21)	$(0.28)	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$9.72	$10.60	$12.82	$12.43	$11.37

Total Return (excludes any applicable sales charge) #	(5.99%)	(7.02%)	5.57%	17.74%	19.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,580	$2,297	$3,651	$2,938	$395
Ratio of expenses to average net assets after waivers ^ (2)	0.72%	0.42%	0.25%	0.10%	0.00%
Ratio of expenses to average net assets before waivers ^	2.45%	2.46%	2.23%	3.72%	5.54%
Ratio of net investment income to average net assets ^ (2)(3)	5.09%	4.70%	4.16%	11.66%	6.90%
Portfolio turnover rate #	15.14%	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, 0.38%, and 0.08% for the periods ended 12/30/16, 12/31/17, 7/31/18, 7/31/19, and 1/31/20 respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven
	Months	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$59.55	$56.62	$53.51	$48.38	$45.07	$47.03

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.62	$0.27	$0.58	$0.71	$0.35
Net realized and unrealized gain (loss) on investments (1)	5.28	5.57	2.84	8.46	3.72	(1.33)
Total from investment operations	$5.59	$6.19	$3.11	$9.04	$4.43	$(0.98)

Less Distributions:
Dividends from net investment income	$(0.83)	$(0.32)	$0.00	$(0.58)	$(0.71)	$(0.35)
Distributions from net realized gains	(4.72)	(2.94)	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$(5.55)	$(3.26)	$0.00	$(3.91)	$(1.12)	$(0.98)

NET ASSET VALUE, END OF PERIOD	$59.59	$59.55	$56.62	$53.51	$48.38	$45.07

Total Return (excludes any applicable sales charge) #	9.31%	12.21%	5.81%	18.68%	9.81%	(2.10%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$38,382	$37,464	$34,948	$34,600	$32,933	$35,689
Ratio of expenses to average net assets after waivers ^ (2)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waivers ^	1.89%	1.93%	1.93%	1.95%	1.92%	1.84%
Ratio of net investment income to average net assets ^ (2)	1.00%	1.11%	0.85%	1.07%	1.40%	0.77%
Portfolio turnover rate #	5.32%	14.11%	5.99%	32.42%	50.94%	49.88%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven			Period
	Months	Year	Months	Year	Year	From
	Eneded	Ended	Ended	Ended	Ended	8/3/15* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$58.95	$56.45	$53.49	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.16	$0.75	$0.12	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments (1)	5.26	5.14	2.84	8.44	3.78	(3.86)
Total from investment operations	$5.42	$5.89	$2.96	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.99)	$(0.45)	$0.00	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	(4.72)	(2.94)	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$(5.71)	$(3.39)	$0.00	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$58.66	$58.95	$56.45	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge) #	9.10%	11.74%	5.53%	17.79%	9.18%	(7.25%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$679	$248	$195	$225	$182	$168
Ratio of expenses to average net assets after waivers ^ (2)	1.64%	1.68%	1.70%	2.00%	2.00%	2.00%
Ratio of expenses to average net assets before waivers ^	1.64%	1.68%	1.74%	2.70%	2.68%	2.66%
Ratio of net investment income (loss) to average net assets^(2)	0.54%	1.36%	0.39%	0.33%	0.64%	(0.01%)
Portfolio turnover rate #	5.32%	14.11%	5.99%	32.42%	50.94%	49.88%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$59.61	$56.68	$53.49	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.37	$0.76	$0.34	$0.72	$0.80
Net realized and unrealized gain (loss) on investments (1)	5.31	5.58	2.85	8.46	0.66
Total from investment operations	$5.68	$6.34	$3.19	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.99)	$(0.47)	$0.00	$(0.72)	$(0.80)
Distributions from net realized gains	(4.72)	(2.94)	0.00	(3.33)	(0.41)
Total distributions	$(5.71)	$(3.41)	$0.00	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$59.58	$59.61	$56.68	$53.49	$48.36

Total Return (excludes any applicable sales charge) #	9.44%	12.51%	5.96%	18.96%	3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,794	$1,544	$741	$690	$228
Ratio of expenses to average net assets after waivers ^ (2)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waivers ^	1.64%	1.68%	1.68%	1.69%	1.70%
Ratio of net investment income to average net assets ^ (2)	1.22%	1.36%	1.08%	1.30%	1.50%
Portfolio turnover rate #	5.32%	14.11%	5.99%	32.42%	50.94%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven
	Months	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$7.77	$7.66	$7.80	$7.66	$7.03	$7.75

Income (loss) from investment operations:
Net investment income (loss)	$0.18	$0.39	$0.23	$0.37	$0.39	$0.40
Net realized and unrealized gain (loss) on investments (1)	0.04	0.11	(0.14)	0.14	0.63	(0.72)
Total from investment operations	$0.22	$0.50	$0.09	$0.51	$1.02	$(0.32)

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.39)	$(0.23)	$(0.37)	$(0.39)	$(0.40)
Total distributions	$(0.18)	$(0.39)	$(0.23)	$(0.37)	$(0.39)	$(0.40)

NET ASSET VALUE, END OF PERIOD	$7.81	$7.77	$7.66	$7.80	$7.66	$7.03

Total Return (excludes any applicable sales charge) #	2.93%	6.74%	1.21%	6.78%	14.90%	(4.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,844	$24,704	$24,099	$24,628	$25,524	$24,338
Ratio of expenses to average net assets after waivers ^ (2)	0.93%	0.89%	0.89%	1.13%	1.15%	1.15%
Ratio of expenses to average net assets before waivers ^	1.70%	1.74%	1.73%	1.71%	1.72%	1.66%
Ratio of net investment income to average net assets ^ (2)	4.67%	5.10%	5.18%	4.80%	5.34%	5.20%
Portfolio turnover rate #	11.93%	28.24%	16.50%	29.22%	27.61%	40.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven
	Months	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$7.78	$7.68	$7.82	$7.68	$7.05	$7.77

Income (loss) from investment operations:
Net investment income (loss)	$0.16	$0.33	$0.20	$0.31	$0.34	$0.34
Net realized and unrealized gain (loss) on investments (1)	0.04	0.10	(0.14)	0.14	0.63	(0.72)
Total from investment operations	$0.20	$0.43	$0.06	$0.45	$0.97	$(0.38)

Less Distributions:
Dividends from net investment income	$(0.16)	$(0.33)	$(0.20)	$(0.31)	$(0.34)	$(0.34)
Total distributions	$(0.16)	$(0.33)	$(0.20)	$(0.31)	$(0.34)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$7.82	$7.78	$7.68	$7.82	$7.68	$7.05

Total Return (excludes any applicable sales charge) #	2.54%	5.81%	0.78%	5.98%	14.02%	(5.12%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,945	$4,329	$4,813	$5,397	$5,293	$5,670
Ratio of expenses to average net assets after waivers ^ (2)	1.67%	1.64%	1.64%	1.88%	1.90%	1.90%
Ratio of expenses to average net assets before waivers ^	2.45%	2.49%	2.48%	2.46%	2.47%	2.40%
Ratio of net investment income to average net assets ^ (2)	3.91%	4.35%	4.43%	4.03%	4.59%	4.43%
Portfolio turnover rate #	11.93%	28.24%	16.50%	29.22%	27.61%	40.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.76	$7.66	$7.80	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.41	$0.24	$0.39	$0.16
Net realized and unrealized gain (loss) on investments (1)	0.04	0.10	(0.14)	0.15	0.13
Total from investment operations	$0.23	$0.51	$0.10	$0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.19)	$(0.41)	$(0.24)	$(0.39)	$(0.16)
Total distributions	$(0.19)	$(0.41)	$(0.24)	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.80	$7.76	$7.66	$7.80	$7.65

Total Return (excludes any applicable sales charge) #	3.06%	6.87%	1.36%	7.19%	3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$10,899	$9,023	$2,709	$2,598	$648
Ratio of expenses to average net assets after waivers ^ (2)	0.68%	0.64%	0.64%	0.87%	0.90%
Ratio of expenses to average net assets before waivers ^	1.45%	1.49%	1.48%	1.46%	1.49%
Ratio of net investment income to average net assets ^ (2)	4.92%	5.35%	5.43%	5.04%	5.18%
Portfolio turnover rate #	11.93%	28.24%	16.50%	29.22%	27.61%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven
	Months	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$4.28	$5.60	$5.48	$5.93	$4.31	$5.80

Income (loss) from investment operations:
Net investment income (loss)	$0.03	$0.04	$0.01	$0.01	$0.01	$0.03
Net realized and unrealized gain (loss) on investments (1)	(0.43)	(1.34)	0.11	(0.45)	1.62	(1.49)
Total from investment operations	$(0.40)	$(1.30)	$0.12	$(0.44)	$1.63	$(1.46)

Less Distributions:
Dividends from net investment income	$(0.07)	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)
Total distributions	$(0.07)	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)

NET ASSET VALUE, END OF PERIOD	$3.81	$4.28	$5.60	$5.48	$5.93	$4.31

Total Return (excludes any applicable sales charge) #	(9.58%)	(23.11%)	2.19%	(7.48%)	37.82%	(25.16%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$116,537	$158,438	$282,793	$339,385	$592,629	$490,052
Ratio of expenses to average net assets after waivers ^ (2)	1.50%	1.50%	1.49%	1.47%	1.46%	1.44%
Ratio of expenses to average net assets before waivers ^	1.58%	1.53%	1.49%	1.47%	1.47%	1.44%
Ratio of net investment income (loss) to average net assets ^ (2)	1.65%	0.79%	0.19%	0.15%	0.17%	0.52%
Portfolio turnover rate #	22.43%	70.73%	43.01%	41.31%	55.17%	63.76%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven
	Months	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$4.23	$5.53	$5.43	$5.89	$4.30	$5.79

Income (loss) from investment operations:
Net investment income (loss)	$0.02	$0.01	$(0.01)	$(0.02)	$(0.02)	$0.01
Net realized and unrealized gain (loss) on investments (1)	(0.43)	(1.31)	0.11	(0.44)	1.61	(1.49)
Total from investment operations	$(0.41)	$(1.30)	$0.10	$(0.46)	$1.59	$(1.48)

Less Distributions:
Dividends from net investment income	$(0.04)	$0.00	$0.00	$0.00	$0.00	$(0.01)
Total distributions	$(0.04)	$0.00	$0.00	$0.00	$0.00	$(0.01)

NET ASSET VALUE, END OF PERIOD	$3.78	$4.23	$5.53	$5.43	$5.89	$4.30

Total Return (excludes any applicable sales charge) #	(9.79%)	(23.51%)	1.84%	(7.81%)	36.98%	(25.52%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$12,437	$17,463	$31,899	$37,629	$51,909	$38,170
Ratio of expenses to average net assets after waivers ^ (2)	2.00%	2.00%	1.99%	1.97%	1.96%	1.94%
Ratio of expenses to average net assets before waivers ^	2.09%	2.03%	1.99%	1.97%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets ^ (2)	1.15%	0.29%	(0.32%)	(0.34%)	(0.33%)	0.03%
Portfolio turnover rate #	22.43%	70.73%	43.01%	41.31%	55.17%	63.76%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Seven		Period
	Months	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	1/31/20+	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$4.26	$5.60	$5.47	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.04	$0.06	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments (1)	(0.42)	(1.35)	0.11	(0.45)	1.19
Total from investment operations	$(0.38)	$(1.29)	$0.13	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.09)	$(0.05)	$0.00	$(0.04)	$(0.03)
Returns of capital	0.00	0.00	0.00	0.00	(0.01)
Total distributions	$(0.09)	$(0.05)	$0.00	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$3.79	$4.26	$5.60	$5.47	$5.92

Total Return (excludes any applicable sales charge) #	(9.08%)	(22.84%)	2.38%	(6.92%)	25.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$13,952	$20,898	$44,757	$60,562	$14,891
Ratio of expenses to average net assets after waivers ^ (2)	1.00%	1.00%	0.99%	0.97%	0.97%
Ratio of expenses to average net assets before waivers ^	1.08%	1.03%	0.99%	0.97%	0.97%
Ratio of net investment income to average net assets ^ (2)	2.18%	1.29%	0.69%	0.71%	0.67%
Portfolio turnover rate #	22.43%	70.73%	43.01%	41.31%	55.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
+	Unaudited.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		7/31/19	1/31/20	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$1,000.67	$4.78	0.95%
	Actual - Class C	$1,000.00	$1,000.63	$8.55	1.70%
	Actual - Class I	$1,000.00	$1,000.69	$3.52	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.36	$4.82	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.59	$8.62	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.62	$3.56	0.70%
Integrity Energized Dividend Fund	Actual - Class A	$1,000.00	$999.38	$4.77	0.95%
	Actual - Class C	$1,000.00	$999.36	$8.49	1.69%
	Actual - Class I	$1,000.00	$999.40	$3.62	0.72%
	Hypothetical - Class A	$1,000.00	$1,020.36	$4.82	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.64	$8.57	1.69%
	Hypothetical - Class I	$1,000.00	$1,021.52	$3.66	0.72%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$1,000.93	$6.29	1.25%
	Actual - Class C	$1,000.00	$1,000.91	$8.25	1.64%
	Actual - Class I	$1,000.00	$1,000.94	$5.03	1.00%
	Hypothetical - Class A	$1,000.00	$1,018.85	$6.34	1.25%
	Hypothetical - Class C	$1,000.00	$1,016.89	$8.31	1.64%
	Hypothetical - Class I	$1,000.00	$1,020.11	$5.08	1.00%
Integrity High Income Fund	Actual - Class A	$1,000.00	$1,000.29	$4.68	0.93%
	Actual - Class C	$1,000.00	$1,000.25	$8.40	1.67%
	Actual - Class I	$1,000.00	$1,000.31	$3.42	0.68%
	Hypothetical - Class A	$1,000.00	$1,020.46	$4.72	0.93%
	Hypothetical - Class C	$1,000.00	$1,016.74	$8.47	1.67%
	Hypothetical - Class I	$1,000.00	$1,021.72	$3.46	0.68%
Integrity Mid-North American Resources Fund	Actual - Class A	$1,000.00	$999.04	$7.54	1.50%
	Actual - Class C	$1,000.00	$999.02	$10.05	2.00%
	Actual - Class I	$1,000.00	$999.09	$5.03	1.00%
	Hypothetical - Class A	$1,000.00	$1,017.60	$7.61	1.50%
	Hypothetical - Class C	$1,000.00	$1,015.08	$10.13	2.00%
	Hypothetical - Class I	$1,000.00	$1,020.11	$5.08	1.00%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 184 days in the one-half year period, and divided by 366 days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on November 2, 2018, the Board of Trustees (the “Board” or the “Trustees”) of the Integrity Funds (the “Trust”), including a majority of the trustees who are not parties to such investment advisory or sub-advisory agreement or “interested persons” of any such party (the “Independent Trustees”), renewed the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of its series (each, a Fund, and together, the “Funds”), and Viking Fund Management, LLC (“Viking” or the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”) with respect to Integrity High Income Fund. The Board considered information received and discussions held at the November 2, 2018 Board meeting and, with respect to the Independent Trustees, discussions held at the October 12, 2018 meeting of the Governance Committee.

In determining whether it was appropriate to renew the Advisory Agreement and the Sub-Advisory Agreement with respect to Integrity High Income Fund, the Trustees requested and reviewed information, provided by the Adviser and Sub-Adviser, that they believed to be reasonably necessary to reach their conclusion. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. In connection with the renewal of the Advisory and Sub-Advisory Agreements for each Fund, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission disclosure rules relating to the renewal of advisory contracts, which include, but are not limited to, the following:

(a)	the nature, extent and quality of services provided by the Adviser to the Fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the Fund’s investment performance as compared to standardized industry performance data;

(d)	the Adviser’s costs and profitability of furnishing the investment management services to the Fund;

(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

(f)	an analysis of the rates charged by other investment advisers to similar funds;

(g)	the expense ratios of the Fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the Adviser associated with its relationship with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser’s services and fees, among other information, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser, and the advisory fees and other Fund expenses compared to advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Funds, the Trustees considered, among other things, the advisory fees, the Funds’ past performance, the nature, extent and quality of the services provided, the profitability of the Adviser and its affiliates that provide services to the Funds (costs and profits from furnishing services to each Fund), and the contractual expense limitations agreed to by the Adviser with respect to Fund expenses. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, skills and capabilities of the Adviser and the representations from the Adviser that the Funds’ portfolio managers will continue to manage each Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Trustees, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, extent and quality of services. The Board considered that the Adviser currently provides services to 11 funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds to municipal funds. The Board also considered that the Adviser has a strong culture of compliance and provides quality services. The Board noted that the experience and expertise of the Adviser are attributable to the long-term focus on managing investment companies and have the potential to enhance the Funds’ future performance. Based on the information provided, the Board determined that the overall nature, extent and quality of the services provided by the Adviser have historically been, and continue to be, adequate and appropriate.

Investment performance. Upon a review of the total return history and category rankings of each Fund, according to Morningstar data, the Board determined that the performance of each Fund was satisfactory and that each Fund has been meeting its investment objective(s). In this regard, the Board made the following observations:

As of July 31, 2018, the Morningstar risk rating for Class A shares of: (1) Integrity Growth & Income Fund was average for the 3- and 5-year periods and below average for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period and below average for the 5- and 10-year periods; (3) Integrity High Income Fund was above average for the 3-year period, average for the 5-year period, and high for the 10-year period; (4) Integrity Dividend Harvest Fund was low for the 3- and 5-year periods; and (5) Integrity Energized Dividend Fund was not available because the Fund launched on May 2, 2016.

As of July 31, 2018, the Morningstar return rating for Class A shares of: (1) Integrity Growth & Income Fund was below average for the 3-, 5- and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period, above average for the 5-year period, and high for the 10-year period; (3) Integrity High Income Fund was above average for the 3-year period and average for the 5- and 10-year periods; (4) Integrity Dividend Harvest Fund was average for the 3- and 5-year periods; and (5) Integrity Energized Dividend Fund was not available because the Fund launched on May 2, 2016.

As of July 31, 2018, the Fund performance for Class A shares of: (1) Integrity Growth & Income Fund was below its index for the 1-, 3-, 5- and 10-year periods, above its category median for the 1-year period, and below its category median for the 3-, 5- and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was below its index for the 1- 3- and 5-year periods, and above its index for the 10-year period, below its category median for the 1-and 3-year periods, and above its category median for the 5- and 10-year periods; (3) Integrity High Income Fund was above its index and category median for the 1-, 3-, 5- and 10-year periods; (4) Integrity Dividend Harvest Fund was below its index for the 1-, 3- and 5-year periods, below its category median for the 1-year period, and above its category median for the 3- and 5-year periods; and (5) Integrity Energized Dividend Fund was above its index and category median for the 1-year period.

Profitability. In connection with its review of advisory fees, the Board also considered the profitability to the Adviser and its affiliates of their relationship to the Funds. In this regard, the Board received information regarding the financial condition of the Adviser and the distributor for the calendar year ended December 31, 2017 and the six months ended June 30, 2018. The Board also received Fund-by-Fund profitability information, which included fees and expenses of the Adviser as well as the affiliated distributor and transfer agent. Based on the information provided, the Board concluded that the level of profitability under the Advisory Agreements was not unreasonable in light of the services provided and taking into account fees and expenses of affiliated service providers to the Funds.

Economies of scale. The Board considered whether there were economies of scale with respect to management of the Funds and whether the Funds would benefit from any economies of scale. In this regard, the Board considered information regarding each Fund’s size and that the size of the Fund had not reached an asset level to benefit from economies of scale. The Board also noted that each Fund’s expenses are managed pursuant to a contractual expense limitation. The Board noted a general decline in assets since the last contract renewal, as a result of adverse market developments in connection with the Department of Labor’s fiduciary rule. The Board determined that the advisory fees are structured appropriately based on the size of the Funds.

Analysis of the rates charged by other investment advisers to similar funds. The Board considered that a comparison of the advisory fees charged by the Adviser with respect to the Funds to advisory fees charged by other investment advisers to other funds with a similar investment strategy and size, as compiled by the Adviser, reflected that the fees charged by the Adviser are comparable to those charged by other investment advisers to other similar funds.

Expense ratios of the Fund as compared to data for comparable funds. The Board considered that a comparison of the net annual operating expense for Class A and Class C shares of each Fund to other funds with a similar investment strategy and size, as compiled by the Adviser, reflected that (1) the net operating expense ratio of 0.89% for Class A shares and 1.64% for Class C shares of Integrity High Income Fund is comparable to that of other similar funds; (2) the net operating expense ratio of 1.25% for Class A shares and 2.00% for Class C shares of Integrity Growth & Income Fund is comparable to that of other similar funds; (3) the net operating expense ratio of 0.95% for Class A shares and 1.70% for Class C shares of Integrity Dividend Harvest Fund is comparable to that of other similar funds; (4) the net operating expense ratio of 1.47% for Class A shares and 1.97% for Class C shares of Williston Basin/Mid-North America Stock Fund is comparable to that of other similar funds; and (5) the net operating expense ratio of 1.05% for Class A shares and 1.80% for Class C shares of Integrity Energized Dividend Fund is comparable to that of other similar funds.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Adviser from its relationship to the Fund. The Board noted that the Adviser and its affiliates do not realize material direct benefits from their relationship to the Funds except for fees earned for services provided. The Board considered that the Adviser uses an internal model to provide services to the Funds and that the Adviser or its affiliates provide most services to the Funds including distribution and transfer agency services. In addition, the Board considered the Adviser’s soft dollar arrangements with respect to securities trading in the Funds (other than Integrity High Income Fund), noting that the Adviser obtains research, security data, analytics and portfolio screening through such arrangements. With respect to Integrity High Income Fund, the Board noted that the Adviser currently engages the Sub-Adviser, and therefore will not benefit from the use of soft dollars. The Board considered the forgoing in reaching its conclusion that the advisory fees are reasonable.

In voting unanimously to renew the Advisory Agreement, the Board did not identify any single factor as being of paramount importance. The Board noted that its discussion in this regard was premised on numerous factors including the nature, extent and quality of the services provided by Viking, Viking’s resources, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. The Board unanimously determined that, after considering all relevant factors, the renewal of the Advisory Agreement is in the best interests of each of the Funds and that the advisory fees are reasonable in light of the nature, extent and quality of services provided by the Adviser.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Adviser and JPMIM with respect to Integrity High Income Fund, the Trustees requested and reviewed information, provided by JPMIM, that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Trustees, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services. In reviewing the Sub-Advisory Agreement, the Board considered the nature, extent and quality of services provided by JPMIM. In this regard, the Board considered that, under the Sub-Advisory Agreement, JPMIM is responsible for investment decision-making, brokerage and execution, risk management and compliance, while the Adviser is responsible for regulatory filings, proxy voting, marketing and distribution, and risk management and compliance oversight. The Board noted the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board considered JPMIM’s significant expertise in managing high yield corporate bond portfolios and investment style. The Board also considered the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by Sub-Adviser to similar funds. The Board considered that a comparison of the sub-advisory fees paid to JPMIM as compared to fees paid by other similar funds and accounts sub-advised by JPMIM reflected that the fees charged by the Sub-Adviser to the Fund are comparable to those charged by the Sub-Adviser to other similar funds and accounts. Based on the information provided, the Board concluded that the sub-advisory fees are reasonable in light of the nature, extent and quality of services provided by the Sub-Adviser.

Profitability. The Board received and considered financial statements of JPMIM. The Board considered that JPMIM was part of a large global organization and that the revenues from its relationship with the Fund constituted a relatively small portion of its overall revenues. Accordingly, the Board determined that the profitability to JPMIM was not a material factor in its consideration and it evaluated profitability at the overall Fund level.

Information with respect to all benefits to the Sub-Adviser associated with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Sub-Adviser from its relationship to the Fund. The Board noted that the Sub-Adviser does not realize material direct benefits from its relationship to the Fund except for fees earned for services provided as sub-adviser. The Board also considered that the Sub-Adviser does not participate in soft dollar arrangements from securities trading in the Fund or receive other indirect benefits from its relationship with the Fund. The Board considered the foregoing in reaching its conclusion that the sub-advisory fees are reasonable.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, extent and quality of the services provided by JPMIM, JPMIM’s resources, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. The Trustees unanimously determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement is in the best interests of the Fund and that the sub-advisory fees are reasonable in light of the nature, extent and quality of services provided by the Sub-Adviser.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity Mid-North American Resources Fund

Government Bond Fund

Integrity Short Term Government Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant’s code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant’s annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

April 3, 2020

By: /s/ Adam Forthun
Adam Forthun
Treasurer

April 3, 2020